-------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                             FINANCIAL SERVICES FUND
             -------------------------------------------------------

              RESEARCH SERIES | SEMI-ANNUAL REPORT | APRIL 30, 2001


                        [SMITH BARNEY MUTUAL FUNDS LOGO]

            ---------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            ---------------------------------------------------------

                                                                 Research Series

Semi-Annual Report o April 30, 2001

SMITH BARNEY FINANCIAL SERVICES FUND

CITI FUND MANAGEMENT INC.

Citi Fund Management Inc. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in providing financial services to consumers and industry. These companies may include, for example, commercial banks, savings and loan associations, broker-dealers, investment banks, investment advisers, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000

                   CLASS A         CLASS B        CLASS L
--------------------------------------------------------------------------------
NASDAQ             N/A             SBFBX          SFSLX
--------------------------------------------------------------------------------
INCEPTION          2/28/00         2/28/00        2/28/00
--------------------------------------------------------------------------------

SMITH BARNEY FINANCIAL SERVICES FUND+
TOTAL RETURNS AS OF APRIL 30, 2001 (UNAUDITED)

                            WITHOUT SALES CHARGES(1)

                             Class A            Class B             Class L
--------------------------------------------------------------------------------
Six Months**                 (1.12)%            (1.49)%             (1.43)%
--------------------------------------------------------------------------------
One Year                     22.08%             21.11%              21.18%
--------------------------------------------------------------------------------
Since Inception
(February 28, 2000)*         31.55%             30.57%              30.63%
--------------------------------------------------------------------------------


                              WITH SALES CHARGES(2)

                             Class A            Class B             Class L
--------------------------------------------------------------------------------
Six Months**                 (6.07)%            (6.41)%             (3.39)%
--------------------------------------------------------------------------------
One Year                     15.98%             16.11%              18.97%
--------------------------------------------------------------------------------
Since Inception
(February 28, 2000)*         25.91%             27.29%              29.52%
--------------------------------------------------------------------------------

+ Since the Fund focuses its investments on companies involved in financial services, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

*    Annualized

**   Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

--------------------------------------------------------------------------------

WHAT'S INSIDE
Your Investment in the Smith Barney
Financial Services Fund ....................................................   1
A Message from the Chairman ................................................   2
Fund at a Glance ...........................................................   3
Shareholder Letter .........................................................   4
Schedule of Investments ....................................................   7
Statement of Assets and Liabilities ........................................   9
Statement of Operations ....................................................  10
Statement of Changes in Net Assets .........................................  11
Notes to Financial Statements ..............................................  12
Financial Highlights .......................................................  15

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
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


================================================================================
           YOUR INVESTMENT IN THE SMITH BARNEY FINANCIAL SERVICES FUND
================================================================================

Subadvised by Citi Fund Management Inc. ("CFM") division, the Fund offers investors the opportunity to participate in the long-term growth potential of the financial services industry. The Fund's management team comprises a seasoned group of investment and research professionals who follow a systematic and rigorous approach designed to provide appropriate exposure to each market sector.


[GRAPHIC OMITTED]   FINANCIAL SERVICES--A DYNAMIC MARKET SECTOR

                    Changing demographic trends--coupled with recent economic growth in the U.S.-- has led to higher demand for financial services. This increased demand, combined with industry consolidation, evolving distribution channels and industry deregulation, may offer exciting investment opportunities in financial services.

[GRAPHIC OMITTED]   DIVERSIFICATION IN A TARGETED SECTOR*

                    An investment in the Fund offers investors a way to invest in the broad range of financial service companies both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries such as commercial banks, real estate and insurance among others.

[GRAPHIC OMITTED]   THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
                    THE RESEARCH SERIES

                    The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of CFM. This series of funds focus on well-defined industries, sectors and trends.


* Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries.

1 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

================================================================================
                           A MESSAGE FROM THE CHAIRMAN
================================================================================

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries-most notably in the New Economy sectors of technology and telecommunications.

Our opinion is that the stock market, in general has experienced a significant correction and appears to be in a period of consolidation. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in energy production in the U.S. In our view, the prospect of near term tax relief is also another positive factor.

                                    [PHOTO]
                               HEATH B. McLENDON
                                    CHAIRMAN
                               -----------------

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, and possibly setting the stage for a possible recovery in the latter part of 2001.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as financial services, will perform better than the others over time. The subadviser's team of experienced professionals thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term.

On April 1, 2001, Citibank, N.A., the fund's investment sub-adviser, transferred its asset management business, including investment management of the fund, to its newly formed affiliate, Citi Fund Management Inc. ("CFM"). The Fund anticipates that the current Citibank personnel will continue to subadvise the fund's portfolio through CFM. CFM is located at 100 Stamford Place, Stamford, Connecticut. The manager, Smith Barney Fund Management LLC, the sub-adviser and Citibank are subsidiaries of Citigroup Inc.

Thank you for your continued confidence in our investment management approach.


Sincerely,



/s/ Heath B. McLendon

Heath B. McLendon
Chairman


MAY 3, 2001

2 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

================================================================================
SMITH BARNEY FINANCIAL SERVICES FUND AT A GLANCE (UNAUDITED)
================================================================================

GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY FINANCIAL SERVICES FUND VS. GOLDMAN SACHS FINANCIALS INDEX
--------------------------------------------------------------------------------
        FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) -- APRIL 30, 2001



[The following represents a line graph in the printed piece]

          Smith Barney
        Financial Services   Goldman Sachs
          Fund Class A      Financials Index*
        -----------------   ------------------
             10000
             10000.67           10000
             11108.3            11759
             10725              11348.6
             11358.3            11992.1
             10741.7            11330.1
             11641.7            12353.2
             12758.3            13545.3
             13266.7            14005.8
             13241.7            13914.8
             12516.7            13233
             13833.3            14671.4
             13764.5            14570.2
             13041.4            13764.4
             12705.7            13391.4
             13093              13826.6


A $10,000 investment in the Fund made on February 28, 2000 would have grown to $13,093 with sales charge (as of April 30, 2001). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Financials Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   1. AMERICAN INTERNATIONAL GROUP .....................................    5.7%

   2. BANK OF AMERICA CORP .............................................    4.7

   3. WELLS FARGO & CO .................................................    4.6

   4. J.P. MORGAN CO. INC ..............................................    4.2

   5. FEDERAL NATIONAL MORTGAGE ASSOCIATION ............................    4.1

   6. BERSHIRE HATHAWAY INC ............................................    3.6

   7. FEDERAL HOME LOAN MORTGAGE CORP ..................................    3.5

   8. BANK ONE CORP ....................................................    3.2

   9. AMERICAN GENERAL CORP ............................................    3.0

  10. MORGAN STANLEY DEAN WITTER & CO ..................................    2.9
--------------------------------------------------------------------------------
* As a percentage of total investments.

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[The following represents a pie chart in the printed piece]

 1.4% Consumer Services
 0.7% Discount Note
 2.5% Savings & Loans
 1.1% Real Estate
11.4% Brokers & Investment Managers
14.8% Financials Companies & Services
28.3% Insurance
39.8% Banks
--------------------------------------------------------------------------------

3 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Sector Series Inc. -- Smith Barney Financial Services Fund ("Fund") for the six months ended April 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions, and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the subadviser and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

PERFORMANCE UPDATE AND FINANCIAL SERVICES SECTOR UPDATE

For the six months ended April 30, 2001, the Fund's Class A, shares, without and with sales charges, returned negative 1.12% and negative 6.07%, respectively. In comparison, the Goldman Sachs Financials Index(1) returned negative 0.63% for the same time period. Past performance is not indicative of future results.

THE SECTOR INVESTING PROCESS

Our approach to sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

The Fund's management team is made up of a group of high-quality, seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in our global quest to identify and participate in what we deem to be attractive investment opportunities.

                         A THREE-STEP RESEARCH PROCESS

          ------------------   ------------------   ------------------
             Fundamental    -->   Quantitative   --> Active Portfolio
               Research             Research            Management
          ------------------   ------------------   ------------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no guarantees can be made that our approach will ultimately be successful.)


----------

(1) THE GOLDMAN SACHS FINANCIALS INDEX IS COMPOSED OF COMPANIES IN THE BANKING SERVICES, BROKERAGE, ASSET MANAGEMENT, INSURANCE AND REAL ESTATE INDUSTRIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

4 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

Our fundamental, proprietary research seeks to add value to active portfolio management by providing timely and unbiased information for our decision-making process. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

o superior products or services;

o outstanding managements;

o solid balance sheets;

o market leadership; and

o leading innovation

In the management team's opinion, these are the strengths that can create real value and lead to strong earnings and sales growth, which ultimately drive stock prices.

THE RESEARCH PROCESS DEFINED

A valuation framework based on the Dividend Discount Model ("DDM") enables our analysts to estimate the "fair value" of each company's returns. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is an accurate and consistent way to value securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation with other fundamental factors, such as earnings surprises, to come up with an investment rating on a company's stock.

FINANCIAL SERVICES SECTOR UPDATE

During the period, the financial services sector was driven by trends of disintermediation, consolidation and advances in technology. We believe these trends will continue throughout the rest of 2001 and beyond. We also believe that companies that are proactively identifying and participating in these trends on a global basis today will likely be tomorrow's winners.

The general perception that the U.S. economy was slowing during the period has heightened concerns about loan quality at banks, causing extreme volatility in their share prices. Declining stock markets have reduced sales activity at brokerage houses and asset managers. Stock prices in these two industries declined significantly over the period.

Over the past six months, despite concerns over declining credit quality among U.S. corporations and financial institutions, banks that shifted their business mix away from traditional businesses benefited. In some cases, the markets have already discounted credit quality issues, and we think current stock prices in this sector represent solid long-term buying opportunities. Examples of this are companies that are executing well on their acquisitions, and that are starting to deliver synergy benefits from them. We expect these strengths to be reflected in their earnings in the coming year.

Over the past six months, the Federal Reserve Board ("Fed") cut interest rates three times. While conventional wisdom says that lower interest rates are beneficial to financial services stocks, we see no historical evidence supporting this. Lower interest rates may generally be considered good for the economy overall, however financial services stocks have not historically performed any better than the general market during periods of declining rates.

In Europe, many countries moved forward with pension reform, which benefited financial institutions that are focused on asset gathering. We expect further consolidation trends in several major markets in Europe, such as in the U.K., to deliver economy of scale benefits and synergies to shareholders. In Asia, we think the consolidation trend is even reaching countries such as Korea, which had a very fragmented financial services industry until recently.

5 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

We believe that the Fund is particularly well-positioned to select companies during times of heightened volatility because our analysis considers a time frame that looks beyond the current quarter's and even the current years' earnings. Our evaluation tool is the DDM, which projects the long-term growth of cash flows in a business. This enables our team to look past the troughs and peaks in earnings. During times of increased volatility and uncertain earnings, we have often shifted weightings toward companies that we perceive to be undervalued.

One such example of this strategy involves one of the Fund's largest holdings, Bank of America. In early December, 2000, Bank of America announced it was going to miss its 2001 consensus earnings estimate due to the weak capital markets and higher-than-expected credit losses. Many Wall Street analysts cut their ratings for the company almost in unison. When the stock consequently fell from $48 to $36, the Fund significantly increased its holdings, because our valuation of the company hadn't changed. Our long-term forecast was unaffected by short-term cyclical factors. While past performance is not indicative of future results, as of the end of April, 2001, Bank of America traded at roughly $56 per share.

An example of where our discipline has not performed well during the period was Wells Fargo. This bank's stock price lagged during the period -- a possible reflection of the market's concerns about the California economy in light of troubles in the utility and high tech industries. While we can't predict exactly what will happen to California's economy, we don't expect that it will cause serious long-term problems for Wells Fargo.

Our approach to investing has always been focused on managing risk. For this reason, the Fund will generally lag its peer group during strong market upswings, and will generally perform better than its peers during downward market trends. A primary example of how we manage risk is by taking positions in stocks that may be less extreme than many other sector mutual funds. If we like a stock that represents, for example, 5% of the Goldman Sachs Financials Index, then we may own 7% of it in the Fund, compared to some of our competitors who may have 10% of their funds invested in it. If we don't like a stock, then it may represent 3% of the Fund's total net assets, rather than 0%. Our approach to controlling risk is consistent and disciplined.


MARKET OUTLOOK

Looking forward, we see a continuation of some of the positive trends in many major markets and business segments in the financial services industry due to consolidation and improving economic conditions. Whatever the future may hold, we remain committed to our disciplined investment approach in uncovering financial services opportunities.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Financial Services Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,




Citi Fund Management Inc.

MAY 3, 2001

6 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)                               APRIL 30, 2001
================================================================================

     SHARES                      SECURITY                               VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.3%
BANKS -- 39.8%
        32,990    Amsouth Bancorp                                   $    565,778
        73,685    Bank of America Corp.                                4,126,360
        31,956    Bank of Montreal*                                      729,555
        33,936    Bank of New York                                     1,703,587
        72,967    Bank One Corp.                                       2,755,964
        22,802    Canadian Imperial Bank*                                741,977
         8,247    Comerica                                               424,143
        73,132    First Union Corp.                                    2,191,766
        31,040    Huntington Bancshares Inc.                             467,773
        76,087    J.P. Morgan & Co. Inc.                               3,650,654
        21,110    KeyCorp                                                489,330
         8,960    M & T Bank Corp.                                       641,088
         9,525    Marshall & Ilsley Corp.                                480,631
        25,119    Mellon Financial Corp.                               1,028,121
        29,682    National City Corp.                                    807,647
        20,909    Regions Financial Corp.                                636,679
        34,490    Royal Bank of Canada*                                  982,965
        14,149    Southtrust Corp.                                       672,785
         6,600    State Street Corp.                                     684,948
        33,280    Suntrust Banks Inc.                                  2,113,280
        30,261    Synovus Financial Corp.                                870,911
        28,681    Toronto Dominion Bank*                                 729,931
        17,283    Unionbancal Corp.                                      527,823
        49,400    U.S. Bancorp                                         1,046,292
        20,500    Wachovia Corp.                                       1,246,400
        86,493    Wells Fargo & Co.                                    4,062,576
         8,763    Zions Bancorp                                          466,980
--------------------------------------------------------------------------------
                                                                      34,845,944
--------------------------------------------------------------------------------
BROKERS & INVESTMENT MANAGERS -- 11.4%
         8,563    Bear Stearns Companies Inc.                            430,719
        55,574    Charles Schwab Corp.                                 1,100,365
        12,389    Franklin Resources Inc.                                540,780
        20,357    Goldman Sachs Group Inc.                             1,854,523
        10,062    Lehman Brothers Holdings Inc.                          732,011
        31,490    Merrill Lynch & Co. Inc.                             1,942,933
        39,806    Morgan Stanley Dean Witter & Co.                     2,499,419
        12,313    Price, T. Rowe & Associates Inc.                       428,000
        38,884    TD Waterhouse Group Inc.*                              435,890
--------------------------------------------------------------------------------
                                                                       9,964,640
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.4%
        10,120    H&R Block Inc.                                         556,600
         9,320    U.S.A. Education Inc.                                  662,652
--------------------------------------------------------------------------------
                                                                       1,219,252
--------------------------------------------------------------------------------
FINANCIAL COMPANIES & SERVICES -- 14.8%
        29,947    American Express Co.                                 1,270,951
        11,817    Capital One Financial Corp.                            742,817
        25,100    Concord EFS, Inc.*                                   1,168,405
        46,491    Federal Home Loan Mortgage Corp.                     3,059,108

                       SEE NOTES TO FINANCIAL STATEMENTS.

7 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   APRIL 30, 2001
================================================================================

     SHARES                      SECURITY                               VALUE
================================================================================
FINANCIAL COMPANIES & SERVICES-- (CONTINUED)
        44,813    Federal National Mortgage Association             $  3,596,691
        22,270    Household International Inc.                         1,425,725
        12,094    MBNA Corp.                                             431,151
        37,700    Paychex, Inc.                                        1,302,912
--------------------------------------------------------------------------------
                                                                      12,997,760
--------------------------------------------------------------------------------
INSURANCE -- 28.3%
        43,900    ACE Ltd.                                             1,567,230
        48,480    Aflac Inc.                                           1,541,664
        29,648    Allstate Corp.                                       1,237,804
        59,866    American General Corp.                               2,610,756
        60,938    American International Group                         4,984,728
        13,385    Aon Corp.                                              444,917
            46    Berkshire Hathaway Inc., Cl. A*                      3,128,000
        10,961    Cigna Corp.                                          1,169,539
        11,736    Cincinnati Financial Corp.                             450,428
        10,396    Hartford Financial Services Group                      645,592
         9,845    Jefferson Pilot Corp.                                  459,368
        14,204    Lincoln National Corp.                                 655,657
        15,874    Loews Corp.                                          1,070,066
         9,032    MBIA Inc.                                              432,157
         7,194    MGIC Investment Corp.                                  467,538
        11,708    Marsh & McLennan Companies Inc.                      1,129,120
        21,002    Protective Life Corp.                                  628,380
         4,300    Progressive Corp.                                      502,240
        22,865    XL Capital Ltd.                                      1,618,842
--------------------------------------------------------------------------------
                                                                      24,744,026
--------------------------------------------------------------------------------
REAL ESTATE -- 1.1%
        50,800    Pinnacle Holdings. Inc.*                               449,580
        25,700    Prologis Trust                                         529,420
--------------------------------------------------------------------------------
                                                                         979,000
--------------------------------------------------------------------------------
SAVINGS & LOAN -- 2.5%
        13,560    Golden West Financial Corp.                            795,972
        28,545    Washington Mutual Inc.                               1,425,252
--------------------------------------------------------------------------------
                                                                       2,221,224
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Identified Cost-- $80,068,439)                     86,971,846
================================================================================
     FACE
     AMOUNT                      SECURITY                               VALUE
================================================================================
DISCOUNT NOTE -- 0.7%
     $ 628,000    Federal National Mortgage Association Discount Note
                    4.53% due 5/01/01 (Identified Cost -- $628,000)      628,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Identified Cost-- $80,696,439)+                 $87,599,846
================================================================================
 * NON-INCOME PRODUCING SECURITY.
 + AGGREGATE COST FOR FEDERAL INCOME TAXES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

8 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

================================================================================
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   APRIL 30, 2001
================================================================================

ASSETS:
   Investments, at value (Cost $80,696,439)                         $87,599,846
   Cash                                                                     767
   Receivable for securities sold                                     5,628,845
   Receivable for fund shares sold                                      432,115
   Dividends and interest receivable                                     80,004
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                      93,741,577
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   6,155,145
   Distribution fees payable                                             59,333
   Payable for Fund shares repurchased                                   57,758
   Management fees payable                                               53,228
   Accrued expenses and other liabilities                                85,638
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                  6,411,102
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $87,330,475
================================================================================
NET ASSETS:
   Par value of capital shares                                      $     5,768
   Capital paid in excess of par value                               77,861,059
   Accumulated net investment loss                                      (99,018)
   Accumulated net realized gain from security transactions           2,659,195
   Net unrealized appreciation of investments                         6,903,471
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $87,330,475
================================================================================

SHARES OUTSTANDING:
   Class A                                                            1,073,635
   -----------------------------------------------------------------------------
   Class B                                                            2,400,563
   -----------------------------------------------------------------------------
   Class L                                                            2,293,850
   -----------------------------------------------------------------------------

NET ASSET VALUE:
   Class A (and redemption price)                                         $15.21
   -----------------------------------------------------------------------------
   Class B *                                                              $15.12
   -----------------------------------------------------------------------------
   Class L **                                                             $15.13
   -----------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset value
     per share)                                                           $16.01
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value
     per share)                                                           $15.28
================================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION  PRICE IS NAV OF CLASS L SHARES  REDUCED BY A 1.00% CDSC IF SHARES
   ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

9 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Semi-annual Report to Shareholders

================================================================================
STATEMENT OF OPERATIONS (UNAUDITED)
================================================================================

FOR THE SIX MONTHS ENDED APRIL 30, 2001
INVESTMENT INCOME:
   Dividends                                                        $   757,154
   Interest                                                               9,822
   Less: Foreign withholding tax                                         (6,421)
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                              760,555
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                           345,034
   Management fees (Note 2)                                             324,067
   Blue sky fees                                                         90,026
   Custody fees                                                          51,038
   Shareholder communications                                            37,821
   Transfer agent fees                                                   35,283
   Audit fees                                                             9,156
   Legal fees                                                             8,558
   Directors' fees                                                        5,172
   Other                                                                  9,962
--------------------------------------------------------------------------------
   TOTAL EXPENSES                                                       916,117
   Less: Aggregate amount waived by the Manager (Note 2)                (64,700)
--------------------------------------------------------------------------------
   NET EXPENSE                                                          851,417
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                     (90,862)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain From:
      Security transactions (excluding short-term securities)         2,680,632
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                           (3,983,786)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (1,303,154)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                              $(1,394,016)
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

10 SMITH BARNEY FINANCIAL SERVICES FUND| 2001 Semi-annual Report to Shareholders

================================================================================
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                              FEBRUARY 28, 2000
                                            SIX MONTHS ENDED    (COMMENCEMENT
                                             APRIL 30, 2001    OF OPERATIONS)
                                               (UNAUDITED)   TO OCTOBER 31, 2000
================================================================================
OPERATIONS:
   Net investment income (loss)              $    (90,862)      $     18,454
   Net realized gain                            2,680,632          2,373,977
   Increase (Decrease) in net unrealized
     appreciation (depreciation)               (3,983,786)        10,887,257
--------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS                           (1,394,016)        13,279,688
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain                              (95,268)                --
   Net investment income                       (2,395,414)                --
--------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS
     TO SHAREHOLDERS                           (2,490,682)                --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares            29,462,683         67,499,965
   Net asset value of shares issued for
     reinvestment of dividends                  2,390,251                 --
   Cost of shares reacquired                  (14,473,060)        (6,944,354)
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                        17,379,874         60,555,611
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                         13,495,176         73,835,299
NET ASSETS:
   Beginning of period                         73,835,299                 --
--------------------------------------------------------------------------------
   END OF PERIOD*                            $ 87,330,475       $ 73,835,299
================================================================================
* Includes accumulated net investment loss
  and undistributed net investment
  income of:                                 $    (99,018)    $     87,112
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

11 SMITH BARNEY FINANCIAL SERVICES FUND| 2001 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1. Significant Accounting Policies

The Smith Barney Financial Services Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund, Smith Barney Global Media & Telecommunications Fund and Smith Barney Global Technology Fund. The Fund commenced operations on February 28, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence: (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Funds' capital accounts to reflect permanent book/tax difference and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $68,658 from paid in capital to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

12 SMITH BARNEY FINANCIAL SERVICES FUND| 2001 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

2.  Management Agreement and
    Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citibank N.A., (the "Subadviser"), an affiliate of SBFM. On April 1, 2001, Citibank, N.A. the Fund's subadviser, transferred its asset management business, including investment management of the Fund to its newly formed affiliate, Citi Fund Management Inc. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $324,067, of which $64,700 was voluntarily waived for the period ended April 30, 2001.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended April 30, 2001, the Fund paid transfer agent fees of $20,497 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A            CLASS B             CLASS L
================================================================================
CDSCs                        $    --           $ 57,000             $10,000
--------------------------------------------------------------------------------
Sales Charges                $81,000            112,000              46,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended April 30, 2001, total Distribution Plan fees incurred were:

                             CLASS A             CLASS B            CLASS L
================================================================================
Distribution Plan Fees       $20,016            $161,365           $163,653
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the period ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

================================================================================

Purchases                                           $34,870,473
--------------------------------------------------------------------------------
Sales                                               $19,952,532
================================================================================

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                        $9,774,777
Gross unrealized depreciation                        (2,871,370)
--------------------------------------------------------------------------------
Net unrealized appreciation                          $6,903,407
================================================================================

13 SMITH BARNEY FINANCIAL SERVICES FUND| 2001 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================


4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


5. Concentration of Risk

The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


6. Capital Shares

At April 30, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                CLASS A            CLASS B            CLASS L
================================================================================
Total Paid-in Capital       $14,415,583         $32,552,563        $30,898,681
================================================================================

Transactions in shares of each class were as follows:

                                             SIX MONTHS ENDED                     FEBRUARY 28, 2000
                                              APRIL 30, 2001                (COMMENCEMENT OF OPERATIONS)
                                                (UNAUDITED)                      TO OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------
                                         SHARES          AMOUNT              SHARES            AMOUNT
========================================================================================================
CLASS A
Shares sold                             580,834       $  9,000,552          1,080,686       $ 14,251,729
Shares issued on reinvestment            33,106            532,012                 --                 --
Shares reacquired                      (438,984)        (6,669,711)          (182,007)        (2,630,341)
--------------------------------------------------------------------------------------------------------
Net Increase                            174,956       $  2,862,853            898,679       $ 11,621,388
========================================================================================================
CLASS B
Shares sold                             817,064       $ 12,624,174          1,940,132       $ 25,240,302
Shares issued on reinvestment            56,651            906,803                 --                 --
Shares reacquired                      (288,379)        (4,442,808)          (124,905)        (1,775,908)
--------------------------------------------------------------------------------------------------------
Net Increase                            585,336       $  9,088,169          1,815,227       $ 23,464,394
========================================================================================================


CLASS L
Shares sold                             507,200       $  7,837,957          2,129,426       $ 28,007,934
Shares issued on reinvestment            59,389            951,436                 --                 --
Shares reacquired                      (224,946)        (3,360,541)          (177,219)        (2,538,105)
--------------------------------------------------------------------------------------------------------
Net Increase                            341,643       $  5,428,852          1,952,207       $ 25,469,829
========================================================================================================

14 SMITH BARNEY FINANCIAL SERVICES FUND| 2001 Semi-annual Report to Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (UNAUDITED)
================================================================================

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:
                                                               FEBRUARY 28, 2000
                                             SIX MONTHS ENDED  (COMMENCEMENT OF
                                              APRIL 30, 2001    OPERATIONS) TO
CLASS A SHARES                                  (UNAUDITED)    OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $ 15.89          $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                            0.11             0.05
   Net realized and unrealized gain (loss)         (0.26)            4.44
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.15)            4.49
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                           (0.06)              --
   Net realized gain                               (0.47)              --
--------------------------------------------------------------------------------
Total Distributions                                (0.53)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $ 15.21          $ 15.89
--------------------------------------------------------------------------------
TOTAL RETURN                                       (1.12)%++        39.39%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                 $16,332          $14,276
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                         1.50%+           1.51%+
   Net investment income                            0.39%+           0.69%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               25%              26%
================================================================================

NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

     Net investment income per share               $0.10            $0.05
     RATIOS:
     Expenses to average net assets                 1.66%+           2.06%+
     Net investment income to average net assets    0.23%+           0.14%+
================================================================================
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

15 SMITH BARNEY FINANCIAL SERVICES FUND| 2001 Semi-annual Report to Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)
================================================================================

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                               FEBRUARY 28, 2000
                                              SIX MONTHS ENDED  (COMMENCEMENT OF
                                               APRIL 30, 2001    OPERATIONS) TO
CLASS B SHARES                                   (UNAUDITED)    OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $ 15.81          $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                              (0.03)           (0.01)
   Net realized and unrealized gain (loss)          (0.18)            4.42
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.21)            4.41
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            (0.01)              --
   Net realized gain                                (0.47)              --
--------------------------------------------------------------------------------
Total Distributions                                 (0.48)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 15.12          $ 15.81
--------------------------------------------------------------------------------
TOTAL RETURN                                        (1.49)%++        38.68%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                  $36,304          $28,696
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                          2.25%+           2.26%+
   Net investment loss                              (0.36)%+         (0.07)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                25%              26%
================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

      Net investment loss per share               $ (0.05)         $ (0.06)
      RATIOS:
      Expenses to average net assets                 2.41%+           2.81%+
      Net investment loss to average net assets     (0.52)%+         (0.62)%+
================================================================================

 +  ANNUALIZED.
 ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

16 SMITH BARNEY FINANCIAL SERVICES FUND| 2001 Semi-annual Report to Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)
================================================================================

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                               FEBRUARY 28, 2000
                                              SIX MONTHS ENDED  (COMMENCEMENT OF
                                               APRIL 30, 2001    OPERATIONS) TO
CLASS L SHARES                                   (UNAUDITED)    OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $ 15.81          $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                              (0.03)           (0.01)
   Net realized and unrealized gain (loss)          (0.17)            4.42
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.20)            4.41
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            (0.01)              --
   Net realized gain                                (0.47)              --
--------------------------------------------------------------------------------
Total Distributions                                 (0.48)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 15.13          $ 15.81
--------------------------------------------------------------------------------
TOTAL RETURN                                        (1.43)%++        38.68%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                  $34,695          $30,863
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                          2.25%+           2.26%+
   Net investment loss                              (0.36)%+         (0.08)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                25%              26%
================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

      Net investment loss per share               $ (0.05)         $ (0.07)
      RATIOS:
      Expenses to average net assets                 2.41%+           2.81%+
      Net investment loss to average net assets     (0.52)%+         (0.63)%+
================================================================================
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

17 SMITH BARNEY FINANCIAL SERVICES FUND| 2001 Semi-annual Report to Shareholders

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


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


                      (This page intentionally left blank.)

     SMITH BARNEY
FINANCIAL SERVICES FUND




    DIRECTORS                                   INVESTMENT MANAGER
    Herbert Barg                                Smith Barney Fund Management LLC
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane                             INVESTMENT SUBADVISER
    Burt N. Dorsett                             Citi Fund Management Inc.
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann                            DISTRIBUTORS
    Heath B. McLendon, Chairman                 Salomon Smith Barney, Inc.
    Cornelius C. Rose, Jr.                      PFS Distributors Inc.
    James J. Crisona, Emeritus

                                                CUSTODIAN
    OFFICERS                                    State Street Bank & Trust Co.
    Heath B. McLendon
    President and Chief Executive Officer
                                                TRANSFER AGENT
    Lewis E. Daidone                            Citi Fiduciary Trust Company
    Senior Vice President and Treasurer         125 Broad Street, 11th Floor
                                                New York, New York 10004
    Irving P. David
    Controller
                                                SUB-TRANSFER AGENT
    Christina T. Sydor                          PFPC Global Fund Services
    Secretary                                   P.O. Box 9699
                                                Providence, Rhode Island
                                                02940-9699

SMITH BARNEY FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                       This report is submitted for general
                                       information of the shareholders of Smith
                                       Barney Sector Series Inc. -- Smith
                                       Barney Financial Services Fund, but it
                                       may also be used as sales literature
                                       when preceded or accompanied by the
                                       current Prospectus, which gives details
                                       about charges, expenses, investment
                                       objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


                                       SMITH BARNEY FINANCIAL SERVICES FUND
                                       Smith Barney Mutual Funds
                                       388 Greenwich Street, MF-2
                                       New York, New York 10013


                                       For complete information on any Smith
                                       Barney Mutual Funds, including
                                       management fees and expenses, call or
                                       write your financial professional for a
                                       free prospectus. Read it carefully
                                       before you invest or send money.



                                       Www.smithbarney.com/mutualfunds


                                       [SALOMON SMITH BARNEY LOGO]

                                       Salomon Smith Barney is a service mark
                                       of Salomon Smith Barney Inc.

                                       FD02127 6/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                              HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
              RESEARCH SERIES | SEMI-ANNUAL REPORT | APRIL 30, 2001


                                 [SMITH BARNEY
                                  MUTUAL FUNDS
                                     LOGO]



--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series

Semi-Annual Report o April 30, 2001

SMITH BARNEY HEALTH
SCIENCES FUND

CITI FUND MANAGEMENT INC.

Citi Fund Management Inc. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine.

FUND FACTS

FUND INCEPTION
-----------------------------------------------------------
February 28, 2000

           CLASS A           CLASS B            CLASS L
-----------------------------------------------------------
NASDAQ     SBIAX             SBHBX              SBHLX
INCEPTION  2/28/00           2/28/00            2/28/00
-----------------------------------------------------------

SMITH BARNEY HEALTH SCIENCES FUND+
TOTAL RETURNS AS OF APRIL 30, 2001 (UNAUDITED)

                        WITHOUT SALES CHARGES(1)
                    Class A     Class B    Class L
----------------------------------------------------
Six Months**         (9.83)%   (10.16)%    (10.16)%
----------------------------------------------------
One Year             10.83       9.98        9.98
----------------------------------------------------
Since Inception*
(February 28, 2000)  12.37      11.55       11.55
----------------------------------------------------

                          WITH SALES CHARGES(2)
                    Class A     Class B    Class L
----------------------------------------------------
Six Months**        (14.33)%   (14.65)%    (11.94)%
----------------------------------------------------
One Year              5.28       4.98        7.88
----------------------------------------------------
Since Inception*
(February 28, 2000)   7.55       8.19       10.60
----------------------------------------------------

+ Since the Fund focuses its investments on companies involved in health sciences, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

*    Annualized

**   Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.



WHAT'S INSIDE

Your Investment in the Smith Barney
Health Sciences Fund ....................................................  1
A Message from the Chairman .............................................  2
Fund at a Glance ........................................................  3
Shareholder Letter ......................................................  4
Schedule of Investments .................................................  8
Statement of Assets and Liabilities ..................................... 10
Statement of Operations ................................................. 11
Statement of Changes in Net Assets ...................................... 12
Notes to Financial Statements ........................................... 13
Financial Highlights .................................................... 16

                                 [SMITH BARNEY
                                  MUTUAL FUNDS
                                     LOGO]

  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

--------------------------------------------------------------------------------
            YOUR INVESTMENT IN THE SMITH BARNEY HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


Subadvised by Citi Fund Management Inc. ("CFM"), the Fund looks to offer investors the opportunity to participate in the long-term growth potential of the health sciences industry. The Fund's management team is comprised of a seasoned group of investment and research professionals who follow a systematic and rigorous approach designed to provide appropriate exposure to each market sector.



[GRAPHIC OMITTED]   POPULATION CHANGES CAUSING DEMAND TO RISE

                    Americans are living longer than ever before, and because spending on healthcare typically increases with age, the demand for health services and products is expected to rise. Offering investors a convenient way to participate in the potential growth of this sector, CFM carefully monitors new trends and shifting demands related to healthcare.

[GRAPHIC OMITTED]   DIVERSIFICATION IN A TARGETED SECTOR*

                    An investment in the Fund offers investors a way to invest in a broad range of companies in the health sciences sector. The Fund's investments may include companies in a wide range of industries such as biotechnology, pharmaceuticals and managed healthcare.

[GRAPHIC OMITTED]   THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
                    THE RESEARCH SERIES

                    The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of CFM. This series of funds focuses on potential opportunities from well-defined industries, sectors and trends.



* Please note that, because the Fund invests in a single industry, its shares do not represent a complete investment program, and the value of its shares may fluctuate more than shares invested in a broader range of industries.

  1 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries-most notably in the New Economy sectors of technology and telecommunications.

Our opinion is that the stock market, in general has experienced a significant correction and appears to be in a period of consolidation. Moreover, we believe these trends are supplemented by what we expect will be a significant amount of capital investment in energy production in the U.S. In our view, the prospect of near term tax relief is also another positive factor.

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, and possibly setting the stage for a possible recovery in the latter part of 2001.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as healthcare, will perform better than the others over time. The subadviser's team of experienced professionals thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term.

On April 1, 2001, Citibank, N.A., the fund's investment sub-adviser, transferred its asset management business, including investment management of the fund, to its newly formed affiliate, Citi Fund Management Inc. ("CFM"). The Fund anticipates that the current Citibank personnel will continue to subadvise the fund's portfolio through CFM. CFM is located at 100 Stamford Place, Stamford, Connecticut. The manager, Smith Barney Fund Management LLC, the sub-adviser and Citibank are subsidiaries of Citigroup Inc.

Thank you for your continued confidence in our investment management approach.

 Sincerely,


 /s/ Heath B. McLendon
 ---------------------

 Heath B. McLendon
 Chairman

 MAY 3, 2001



                      [PHOTO OF HEATH B. MCLENDON OMITTED]
                               HEATH B. MCLENDON
                                    CHAIRMAN
                                ---------------

  2 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY HEALTH SCIENCES FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY HEALTH SCIENCES FUND VS. GOLDMAN SACHS HEALTHCARE INDEX
-------------------------------------------------------------------------------
        FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) -- APRIL 30, 2001

[REPRESENTATION OF GRAPH IN PRINTED PIECE]

               SMITH BARNEY
            HEALTH SCIENCES FUND    GOLDMAN SACHS
                 Class A           Healthcare Index*

 2/28/00           9550               10000
 3/31/00           9450                9932
 4/28/00           9825               10376
 5/31/00          10225               10781.7
 6/30/00          11391.7             11954.7
 7/31/00          11016.7             11550.6
 8/31/00          11375               11967.6
 9/30/00          11858.3             12495.4
10/31/00          12075               12796.5
11/30/00          12191.7             12977
12/31/00          12609.2             13446.7
 1/31/01          11402.2             12205.6
 2/28/01          11385.1             12148.2
 3/31/01          10443.4             11064.6
 4/30/01          10888.6             11548.1

A $10,000 investment in the Fund made on February 28, 2000 would have grown to $10,889 with sales charge (as of April 30, 2001). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The  Goldman  Sachs  Healthcare  Index is  comprised  of health  care  service companies, including long-term care and hospital facilities, health care management organizations and continuing care services and pharmaceutical companies. Please note that an investor cannot invest directly in an index.

                         TOP TEN COMMON STOCK HOLDINGS*

 1.  ELI LILLY & CO ........................................... 8.0%

 2.  PFIZER INC ............................................... 7.5

 3.  JOHNSON & JOHNSON, INC ................................... 7.2

 4.  MERCK & CO., INC ......................................... 6.8

 5.  BRYSTOL MYERS-SQUIBB CO .................................. 5.8

 6.  ABBOTT LABS .............................................. 5.2

 7.  MEDTRONIC, INC ........................................... 4.5

 8.  AMGEN, INC ............................................... 4.2

 9.  PHARMACIA & UPJOHN INC ................................... 3.8

10. AMERICAN HOME PRODUCTS CORP ............................... 3.7

* As a percentage of total common stocks.


          PORTFOLIO BREAKDOWN*
[Representation of pie chart in printed piece.]

 0.3%    Discount Note
 0.6%    Precision Instruments
 1.4%    Services to the Health Industry

 1.6%    Multi-Line Insurance
 1.8%    Generic Drugs
 2.6%    Managed Healthcare
 4.1%    Hospital Nursing Management
 4.1%    Medical/Dental Distributors
 2.9%    Other Pharmaceuticals
 4.5%    Medical Electronics
 9.8%    Medical Specialties
15.5%    Biotechnology
50.8%    Major Pharmaceuticals



3 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Sector Series Inc.--Smith Barney Health Sciences Fund ("Fund") for the six months ended April 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. We hope you find this report to be useful and informative.

The information provided in this letter represents the opinions of the subadviser and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 8 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

PERFORMANCE UPDATE

For the six months ended April 30, 2001, the Fund's Class A shares, without and with sales charges, returned negative 9.83% and negative 14.33%, respectively. In comparison, the Goldman Sachs Healthcare Index(1) returned negative 9.76% for the same time period. Past performance is not indicative of future results.

THE SECTOR INVESTING PROCESS

Our approach to global sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

The Fund's management team is made up of a group of high-quality, seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in our global quest to identify and participate in what we deem to be attractive investment opportunities.

[REPRESENTATION OF CHART IN PRINTED PIECE]


                   A THREE-STEP RESEARCH PROCESS

     --------------       -------------       -----------------
       FUNDAMENTAL         QUANTITATIVE        ACTIVE PORTFOLIO
        RESEARCH   ----->    RESEARCH  ----->    MANAGEMENT
     --------------       -------------       -----------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)

Our fundamental, proprietary research seeks to add value to active portfolio management by providing timely and unbiased information for our decision-making process. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

-----------

(1) THE GOLDMAN SACHS HEALTHCARE INDEX IS COMPOSED OF HEALTH CARE SER VICE COMPANIES, INCLUDING LONG-TERM CARE AND HOSPITAL FACILITIES, HEALTH CARE MANAGEMENT ORGANIZATIONS AND CONTINUING CARE SERVICES AND PHARMACEUTICAL COMPANIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


4 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

o superior products or services;

o outstanding managements;

o solid balance sheets;

o market leadership; and

o leading innovation

In the management team's opinion, these are the strengths that can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

THE RESEARCH PROCESS DEFINED

A valuation framework based on the Dividend Discount Model ("DDM") enables our analysts to estimate the "fair value" of each company's returns. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

--------------------------------------------------------------------------------

                     THE MANAGEMENT OF THE FUND IS DRIVEN BY
                       ANALYST RECOMMENDATIONS, LONG-TERM
                     EARNINGS AND EARNINGS MOMENTUM FACTORS
                     THAT FORM THE BASIS OF EXPECTED FUTURE
                        RETURNS WITHIN ANY GIVEN SECTOR.

--------------------------------------------------------------------------------

We believe this is an accurate and consistent way to value securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation with other fundamental factors, such as earnings surprises, to come up with an investment rating on a company's stock.

HEALTH SCIENCES SECTOR UPDATE

The healthcare sector did not escape the volatility that affected the general stock market during the period. The sector has experienced an ongoing market correction since March 2000, with the strongest downward stock price pressures taking place in January 2001. In general, health care stocks tend to perform poorly in the early periods of market turbulence simply because these stocks tend to be relatively large and very liquid. Having posted quite good gains in 2000, we think some portfolio managers were looking to lock in profits by selling their healthcare holdings, and as a result we saw stock prices in the group come down. Over the long term, however, health care stocks are relatively insulated from negative changes in the economy, since people need medical care regardless of how well the economy is doing.

In our view, an aging U.S. population represents a powerful demographic trend that could drive healthcare sector performance well into the future. And as people get older and sicker, they consume more drugs, and with that, healthcare spending increases. You can see this trend by looking at the amount of money the U.S. spends on prescription drugs and on the health care budget. Every year it is increasing. To give you an idea of the extent of the aging, the number of people who are going to be age 65 is expected to more than double over the next 30 years. A person who is over the age of 65 consumes 10 times the prescriptions that a healthy young adult does. This trend has positive ramifications for the sector, and, we believe, is a good reason to invest in healthcare.


 5 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

In addition to this, we believe we are at the cusp of a major revolution in "genomics." The science of genomics involves the human genome--the so-called blue print of life. The genome is believed to describe us completely--who we're going to be, what color our eyes are, everything about us. Genomics allow us to identify today people who, as much as 40 to 50 years from now, are going to develop Alzheimer's disease.

--------------------------------------------------------------------------------
                      "THE GROUND IS BEING LAID FOR A LEAP
             IN PHARMACEUTICALS THAT WILL MAKE THE GAINS OF THE PAST
                                CENTURY LOOK LIKE
                              HALTING FIRST STEPS."

               ELLIOTT SIGAL, M.D., PH.D., SENIOR VICE PRESIDENT,
                    EARLY DISCOVERY AND APPLIED TECHNOLOGY,
                           BRISTOL MYERS-SQUIBB, 2001
--------------------------------------------------------------------------------


But genomic technology can also be used to identify new drugs. In the coming years, we expect to see a significant number of new, very powerful medicines that these companies will be launching. And these new medicines come against the backdrop of an aging population that will demand more and more health care products. These are the reasons why we believe that the healthcare sector may deliver solid long-term earnings growth--growth that should lead to positive, sustainable share price performance. (Of course, no guarantee can be made that these expectations will materialize.)

In the near term, we like companies like Eli Lilly. Eli Lilly is a company that is about to experience an earnings deceleration because of the loss of marketing exclusivity of its well known anti-depressant, Prozac. But we believe that Wall Street analysts may be underestimating the value of a new drug called Zovant, a drug for the treatment of septic shock. In general terms, septic shock or sepsis is a diffuse condition with some underlying infection and some degree of organ failure. The immune system in people with this condition overreacts to the infection, triggering a cascade of events which, in some 40-60% of patients, results in their death. This condition affects more than 750,000 Americans every year.

Sepsis is the leading cause of death in intensive care units. It kills more people in hospitals than heart attacks, and at present there is no cure. Many companies have tried to develop a product that will treat Sepsis, but have failed. Eli Lilly is the first company to have actually developed a promising treatment. We expect this to be a multi-billion dollar drug opportunity for Eli Lilly. In the long term, it will help the company to deliver a strong share price. Based on our analysis, we believe the stock is undervalued.

During the period, our investment in American Home Products was negatively impacted by the company's difficulties with litigation involving a diet drug called fen-phen. The drug had caused unpleasant side effects and even death in some cases, resulting in a major class action lawsuit against the company. We were neutral on the stock, and part of the reason for our stance was that we expected the diet drug provision to be significantly larger than the analyst community estimated it could have been. Given this, we didn't feel that we should upgrade the stock to buy. As it happens, the provision the company finally announced was not only larger than the analysts' estimate, but it was larger than our very big estimate. This caused a huge relief rally in the company's shares. With the benefit of hindsight, we would have bought the shares ahead of that announcement.

MARKET OUTLOOK

While no assurances can be made, looking forward, we expect the healthcare sector to deliver higher earnings growth, which should make the group appealing to investors against a backdrop of decelerating corporate earnings across the broader mar-


 6 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders ket. Moreover, we believe the impact of new technologies on drug development and the continued growth of many major new drugs should help maintain investor interest in the months ahead.

EXPERIENCED SECTOR FUND PORTFOLIO MANAGEMENT

The management of the sector funds is driven by analyst recommendations, long-term earnings and earnings momentum, which form the basis of expected future returns within any given sector. These expected returns, coupled with detailed risk forecasts, determine what holdings will be selected. In building and maintaining the Fund's portfolio, we look to avoid a high risk-to-return ratio on their investments, and carefully monitor sector performance, constantly looking for any material changes and/or developments.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Health Sciences Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,



Citi Fund Management Inc.

MAY 3, 2001

 7 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 2001
--------------------------------------------------------------------------------

     SHARES                     SECURITY                             VALUE
================================================================================
COMMON STOCK -- 99.7%
BIOTECHNOLOGY -- 15.5%
          8,774     Abgenix, Inc.*                             $  329,025
          6,860     Affymetrix, Inc.*                              226,723
         52,336     Amgen, Inc.*                                 3,199,823
         16,039     Apogent Technologies Inc.*                     368,897
         17,928     Biochemical Pharmaceuticals, Inc.*             567,421
          7,555     Biogen, Inc.*                                  488,506
          9,799     Chiron Corp.*                                  470,450
         40,300     Genentech Inc.*                              2,115,750
          6,105     Genzyme Corp.*                                 665,262
         10,994     Gilead Sciences, Inc.*                         538,486
          7,886     Human Genome Sciences, Inc.*                   506,518
          8,514     Idec Pharmaceuticals Corp.*                    418,889
         29,626     Immunex Corp.*                                 452,093
         11,936     Medimmune, Inc.*                               467,294
         10,858     Millennium Pharmaceuticals*                    398,271
          5,968     Protein Design Labs, Inc.*                     383,444
          7,850     Vertex Pharmaceuticals, Inc.*                  302,696
-------------------------------------------------------------------------------
                                                                11,899,548
-------------------------------------------------------------------------------
GENERIC DRUGS -- 1.8%
         10,804     Ivax Corp.*                                    432,700
         17,952     Mylan Labs, Inc.                               480,037
          8,878     Watson Pharmaceuticals, Inc.*                  442,124
-------------------------------------------------------------------------------
                                                                 1,354,861
-------------------------------------------------------------------------------
HOSPITAL NURSING MANAGEMENT -- 4.1%
         31,650     HCA Healthcare Corp.                         1,224,855
         52,176     Health Management Association*                 934,994
         22,561     Tenet Healthcare Corp.*                      1,007,123
-------------------------------------------------------------------------------
                                                                 3,166,972
-------------------------------------------------------------------------------
MAJOR PHARMACEUTICALS -- 50.8%
         86,712     Abbott Labs                                  4,021,703
         49,462     American Home Products Corp.                 2,856,431
         79,698     Bristol Myers-Squibb Co.                     4,463,088
         71,904     Eli Lilly & Co.                              6,111,840
         56,909     Johnson & Johnson, Inc.                      5,490,580
         68,914     Merck & Co., Inc.                            5,235,397
        132,988     Pfizer, Inc.                                 5,758,380
         55,879     Pharmacia & Upjohn Inc.                      2,920,237
         57,714     Schering-Plough Corp.                        2,224,298
-------------------------------------------------------------------------------
                                                                39,081,954
-------------------------------------------------------------------------------
MANAGED HEALTH CARE -- 2.6%
         23,354     UnitedHealth Group Inc.                      1,529,220
          5,144     Wellpoint Health Networks, Inc.*               505,398
-------------------------------------------------------------------------------
                                                                 2,034,618
-------------------------------------------------------------------------------
MEDICAL/DENTAL DISTRIBUTORS -- 4.1%
         12,596     Andrx Corp.*                                  743,164
         26,397     Cardinal Health Inc.                         1,779,124
         21,354     McKesson HBOC, Inc.                            658,557
-------------------------------------------------------------------------------
                                                                 3,180,845
-------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

8 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                 APRIL 30, 2001
-------------------------------------------------------------------------------
     SHARES                    SECURITY                                 VALUE
===============================================================================
MEDICAL ELECTRONICS -- 4.5%
         77,954     Medtronic, Inc.                                $ 3,476,748
-------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 9.8%
         12,482     Alza Corp.*                                        570,677
          9,201     Bausch & Lomb                                      392,883
         23,267     Baxter International, Inc.                       2,120,787
         12,527     Becton Dickinson & Co.                             405,248
         15,586     Biomet, Inc.                                       665,990
         34,264     Boston Scientific Corp.*                           544,112
          8,549     C.R. Bard, Inc.                                    376,242
         19,526     Guidant Corp.*                                     800,566
          9,804     Hillenbrand Industries, Inc.                       495,102
          7,296     Minimed, Inc.*                                     291,402
         12,638     Stryker Corp.                                      749,307
          5,279     Sybron International Corp.*                        105,580
-------------------------------------------------------------------------------
                                                                     7,517,896
-------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.6%
         11,332     Cigna Corp.                                      1,209,124
-------------------------------------------------------------------------------
OTHER PHARMACEUTICALS -- 2.9%
         10,739     Allergan, Inc.                                     816,164
         12,626     Biovail Corp.*                                     495,949
          6,278     Forest Labs, Inc.*                                 383,900
          9,485     King Pharmaceuticals Inc.*                         399,603
          5,908     Sepracor, Inc.*                                    155,735
-------------------------------------------------------------------------------
                                                                     2,251,351
-------------------------------------------------------------------------------
PRECISION INSTRUMENTS -- 0.6%
          8,402     Waters Corp.*                                      438,584
-------------------------------------------------------------------------------
SERVICES TO THE HEALTH INDUSTRY -- 1.4%
         23,360     IMS Health, Inc.                                   641,232
          3,788     Quest Diagnostics, Inc.*                           466,682
-------------------------------------------------------------------------------
                                                                     1,107,914
-------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Identified Cost-- $74,840,901)               $76,720,415
-------------------------------------------------------------------------------
      FACE
     AMOUNT                   SECURITY                                  VALUE
-------------------------------------------------------------------------------
DISCOUNT NOTE -- 0.3%
      $265,000  Federal National Mortgage Association Discount Note
                4.53% due 5/01/01 (Identified Cost-- $265,000)         265,000
-------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Identified Cost-- $75,105,901)+                   $76,985,415
-------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY.
+ AGGREGATE COST  FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 9 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                 APRIL 30, 2001
--------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost-- $75,105,901)                $76,985,415
     Cash                                                              721
     Receivable for Fund shares sold                               385,032
     Dividends receivable                                           50,948
-------------------------------------------------------------------------------
     TOTAL ASSETS                                               77,422,116
-------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                             260,974
     Payable for securities purchased                              115,522
     Distribution fees payable                                      49,271
     Management fees payable                                        47,233
     Accrued expenses and other liabilities                         75,876
-------------------------------------------------------------------------------
     TOTAL LIABILITIES                                             548,876
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $76,873,240
===============================================================================
NET ASSETS:
     Par value of capital shares                                $    6,084
     Capital paid in excess of par value                        75,227,135
     Accumulated net investment loss                              (436,616)
     Accumulated net realized gain from security transactions      197,123
     Net unrealized appreciation of investments                  1,879,514
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $76,873,240
===============================================================================
SHARES OUTSTANDING:
     Class A                                                     1,429,343
-------------------------------------------------------------------------------
     Class B                                                     2,529,068
-------------------------------------------------------------------------------
     Class L                                                     2,125,304
-------------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                 $12.72
-------------------------------------------------------------------------------
     Class B *                                                      $12.61
-------------------------------------------------------------------------------
     Class L **                                                     $12.61
-------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of
         net asset value per share)                                 $13.39
-------------------------------------------------------------------------------
     Class L (net asset value plus 1.01%
       of net asset value per share)                                $12.74
===============================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

 10 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)
-------------------------------------------------------------------------------


FOR THE SIX MONTHS ENDED APRIL 30, 2001
INVESTMENT INCOME:
     Dividends                                                  $ 325,174
     Interest                                                      13,524
--------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                      338,698
--------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                   305,490
     Management fees (Note 2)                                     295,832
     Blue sky fees                                                 83,210
     Custody fees                                                  39,038
     Transfer Agent fees                                           34,948
     Shareholder communications                                    14,615
     Legal fees                                                     8,958
     Audit fees                                                     8,000
     Directors' fees                                                5,172
     Other                                                          8,416
--------------------------------------------------------------------------
     TOTAL EXPENSES                                               803,679
     Less: Aggregate amount waived by the Manager (Note 2)        (36,241)
--------------------------------------------------------------------------
     NET EXPENSES                                                 767,438
--------------------------------------------------------------------------
NET INVESTMENT LOSS                                              (428,740)
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From:
        Security transactions (excluding short-term securities)   758,724
--------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                   (8,417,301)
--------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                        (7,658,577)
--------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                        $(8,087,317)
==========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

 11 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                                  FEBRUARY 28, 2000
                                                                            SIX MONTHS ENDED        (COMMENCEMENT
                                                                             APRIL 30, 2001        OF OPERATIONS)
                                                                               (UNAUDITED)       TO OCTOBER 31, 2000
===================================================================================================================================
OPERATIONS:
     Net investment loss                                                             $ (428,740)            $ (407,396)
     Net realized gain                                                                  758,724              1,930,048
     Increase (Decrease) in net unrealized appreciation (depreciation)               (8,417,301)            10,296,815
------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                               (8,087,317)            11,819,467
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gain                                                               (2,161,023)                    --
------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                                26,725,711             70,184,936
     Net asset value of shares issued for reinvestment of dividends                   2,080,857                     --
     Cost of shares reacquired                                                      (13,630,965)           (10,058,426)
------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                             15,175,603             60,126,510
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                4,927,263             71,945,977
NET ASSETS:
     Beginning of period                                                             71,945,977                     --
------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                                 $76,873,240            $71,945,977
========================================================================================================================
* Includes accumulated net investment loss of:                                       $ (436,616)            $   (7,876)
========================================================================================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.


 12 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Barney Health Sciences Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund, Smith Barney Global Media & Telecommunications Fund and Smith Barney Global Technology Fund. The Fund commenced operations on February 28, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $399,520 to accumulated net investment loss, $68,894 from paid in capital and $330,626 from accumulated net realized gain. Net investment income, net realized gains and net assets were not affected by this adjustment; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.

 13 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------
2. MANAGEMENT AGREEMENT AND
   OTHER TRANSACTIONS

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citibank N.A., (the "Subadviser"), an affiliate of SBFM. On April 1, 2001, Citibank, N.A., the Fund's subadviser, transferred its asset management business, including investment management of the Fund to its newly formed affiliate, Citi Fund Management Inc. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $295,832, of which $36,241 was voluntarily waived for the six months ended April 30, 2001.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, the Fund paid transfer agent fees of $19,912 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended April 30, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------
CDSCs                           --         54,000       11,000
-------------------------------------------------------------------
Sales Charges                78,000        136,000      41,000
-------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the six months ended April 30, 2001, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
--------------------------------------------------------------------
Distribution Plan Fees       $21,434      $150,512     $133,544
--------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. INVESTMENTS

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

---------------------------------------------------------------------
Purchases                                          $21,258,216
---------------------------------------------------------------------
Sales                                              $ 8,422,572
---------------------------------------------------------------------

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------
Gross unrealized appreciation                       $7,127,800
Gross unrealized depreciation                       (5,248,286)
--------------------------------------------------------------------
Net unrealized appreciation                         $1,879,514
--------------------------------------------------------------------


4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a


14 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


5. CONCENTRATION OF RISK

The Fund normally invests at least 80% of its assets in health related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. CAPITAL SHARES

At April 30, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                             CLASS A       CLASS B      CLASS L
------------------------------------------------------------------------
Total Paid-in Capital      $17,570,132   $31,376,893 $26,286,194
------------------------------------------------------------------------





Transactions in shares of each class were as follows:



                                                           SIX MONTHS ENDED                               FEBRUARY 28, 2000
                                                            APRIL 30, 2001                          (COMMENCEMENT OF OPERATIONS)
                                                              (UNAUDITED)                                TO OCTOBER 31, 2000
                                                  ----------------------------------     ----------------------------------------
                                                   SHARES                  AMOUNT                 SHARES                 AMOUNT
===================================================================================================================================
CLASS A
Shares sold                                        746,340               $10,309,253             1,584,698             $19,845,221
Shares issued on reinvestment                       32,608                   480,309                    --                      --
Shares reacquired                                 (521,156)               (7,297,100)             (413,147)             (5,698,657)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       257,792                $3,492,462             1,171,551             $14,146,564
===================================================================================================================================
CLASS B
Shares sold                                        715,176                $9,578,804             2,172,669             $26,437,205
Shares issued on reinvestment                       57,572                   842,601                    --                      --
Shares reacquired                                 (233,247)               (3,061,995)             (183,102)             (2,419,723)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       539,501                $7,359,410             1,989,567             $24,017,482
===================================================================================================================================

CLASS L
Shares sold                                 507,275              $6,837,654          1,967,825            $23,902,509
Shares issued on reinvestment                51,772                 757,947                 --                     --
Shares reacquired                          (255,428)             (3,271,870)          (146,140)            (1,940,045)
----------------------------------------------------------------------------------------------------------------------
Net Increase                                303,619              $4,323,731          1,821,685            $21,962,464
======================================================================================================================




 15 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:



                                                                                          FEBRUARY 28, 2000
                                                             SIX MONTHS ENDED               (COMMENCEMENT
                                                              APRIL 30, 2001               OF OPERATIONS)
CLASS A SHARES                                                  (UNAUDITED)              TO OCTOBER 31, 2000
==================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $14.49                       $11.40
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.07)                       (0.04)
   Net realized and unrealized gain (loss)                            (1.30)                        3.13
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                   (1.37)                        3.09
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --                           --
   Net realized gain                                                  (0.40)                          --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.40)                          --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $12.72                       $14.49
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          (9.83)%++                    27.11%++
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $18,184                      $16,980
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.50%+                       1.52%+
   Net investment loss                                                (0.58)%+                     (0.67)%+
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   11%                          26%
==================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR
      FEES, THE NET INVESTMENT INCOME (LOSS) PER SHARE AND THE RATIOS WOULD HAVE
      BEEN AS FOLLOWS:
   Net investment loss per share                                     $(0.08)                      $(0.04)
   RATIOS:
   Expenses to average net assets                                      1.60%+                       1.94%+
   Net investment loss to average net assets                          (0.68)%+                     (1.09)%+
==================================================================================================================


+    ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.



                       SEE NOTES TO FINANCIAL STATEMENTS.

 16 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:



                                                                                          FEBRUARY 28, 2000
                                                             SIX MONTHS ENDED               (COMMENCEMENT
                                                              APRIL 30, 2001               OF OPERATIONS)
CLASS B SHARES                                                  (UNAUDITED)              TO OCTOBER 31, 2000
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $14.42                       $11.40
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.15)                       (0.09)
   Net realized and unrealized gain (loss)                            (1.26)                        3.11
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                   (1.41)                        3.02
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --                           --
   Net realized gain                                                  (0.40)                          --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.40)                          --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $12.61                       $14.42
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (10.16)%++                    26.49%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $31,890                      $28,694
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%+                       2.26%+
   Net investment loss                                                (1.33)%+                     (1.41)%+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   11%                          26%
===========================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,  THE NET  INVESTMENT  LOSS PER SHARE
    AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                                  $(0.16)                      $(0.10)
      RATIOS:
      Expenses to average net assets                                   2.35%+                        2.68%+
      Net investment loss to average net assets                       (1.43)%+                      (1.83)%+
==========================================================================================================================


  +   ANNUALIZED.
  ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

  17 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:



                                                                                          FEBRUARY 28, 2000
                                                             SIX MONTHS ENDED               (COMMENCEMENT
                                                              APRIL 30, 2001               OF OPERATIONS)
CLASS L SHARES                                                  (UNAUDITED)              TO OCTOBER 31, 2000
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $14.42                       $11.40
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.15)                       (0.09)
   Net realized and unrealized gain (loss)                            (1.26)                        3.11
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                   (1.41)                        3.02
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                --                           --
   Net realized gain                                                  (0.40)                         --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.40)                         --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $12.61                       $14.42
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (10.16)%++                    26.49%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $26,799                      $26,273
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%+                        2.27%+
   Net investment loss                                                (1.33)%+                      (1.42)%+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  11%                           26%
===========================================================================================================================

NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,  THE NET  INVESTMENT  LOSS PER SHARE
    AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
     Net investment loss per share                                   $(0.17)                      $(0.10)
     RATIOS:
     Expenses to average net assets                                    2.35%+                        2.68%+
     Net investment loss to average net assets                        (1.43)%+                      (1.83)%+
===========================================================================================================================

+    ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.






                       SEE NOTES TO FINANCIAL STATEMENTS.

 18 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Semi-annual Report to Shareholders

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

SMITH BARNEY
HEALTH SCIENCES FUND




    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus


    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    Smith Barney Fund Management LLC

    INVESTMENT SUBADVISER
    Citi Fund Management Inc.

    DISTRIBUTORS
    Salomon Smith Barney, Inc.
    PFS Distributors Inc.

    CUSTODIAN
    State Street Bank & Trust Co.

    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

     SMITH BARNEY HEALTH SCIENCES FUND
-------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Health Sciences Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY HEALTH SCIENCES FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds


                                                     [SALOMON SMITH BARNEY LOGO]

      Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02128 6/01

              -----------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                 TECHNOLOGY FUND
              -----------------------------------------------------
              RESEARCH SERIES | SEMI-ANNUAL REPORT | APRIL 30, 2001










                        [SMITH BARNEY MUTUAL FUNDS LOGO]

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

                                                                 Research Series

Semi-Annual Report o April 30, 2001

SMITH BARNEY
TECHNOLOGY FUND

-------------------------
CITI FUND MANAGEMENT INC.
-------------------------

Citi Fund Management Inc. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

-------------------------
FUND OBJECTIVE
-------------------------

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

-------------------------
FUND FACTS
-------------------------

FUND INCEPTION
-----------------------------------------------------------------
February 28, 2000

                  Class A         Class B         Class L
-----------------------------------------------------------------
NASDAQ             SBTAX           SBTBX           SBQLX
Inception         2/28/00         2/28/00         2/28/00


SMITH BARNEY TECHNOLOGY FUND+
TOTAL RETURNS APRIL 30, 2001 (UNAUDITED)



                            WITHOUT SALES CHARGES(1)

                             Class A           Class B          Class L
--------------------------------------------------------------------------------
Six Months**                 (38.07)%         (38.28)%          (38.28)%
--------------------------------------------------------------------------------
One Year                     (49.37)%         (49.78)%          (49.78)%
--------------------------------------------------------------------------------
Since Inception*
(February 28, 2000)          (45.04)%         (45.45)%          (45.45)%
--------------------------------------------------------------------------------

                             WITH SALES CHARGES(2)
                             Class A           Class B          Class L
--------------------------------------------------------------------------------
Six Months**                 (41.17)%         (41.37)%          (39.51)%
--------------------------------------------------------------------------------
One Year                     (51.91)%         (52.29)%          (50.78)%
--------------------------------------------------------------------------------
Since Inception*
(February 28, 2000)          (47.40)%         (47.32)%          (45.92)%


+ Since the Fund focuses its investments on companies involved in the technology industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification

*    Annualized

**   Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (OCDSCO) with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% per year until CDSC, which applies if shares are redeemed within the first year of purchase.

--------------------------------------------------------------------------------

WHAT'S INSIDE
Your Investment in the Smith Barney Technology Fund ........................   1
A Message from the Chairman ................................................   2
Fund at a Glance ...........................................................   3
Shareholder Letter .........................................................   4
Schedule of Investments ....................................................   7
Statement of Assets and Liabilities ........................................  10
Statement of Operations ....................................................  11
Statement of Changes in Net Assets .........................................  12
Notes to Financial Statements ..............................................  13
Financial Highlights .......................................................  16


                        [SMITH BARNEY MUTUAL FUNDS LOGO]

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
               YOUR INVESTMENT IN THE SMITH BARNEY TECHNOLOGY FUND
--------------------------------------------------------------------------------


Subadvised by Citi Fund Management Inc. ("CFM"), the Fund looks to offer investors the opportunity to participate in the long-term growth potential of the technology industry. The Fund's management team comprises a group of investment and research professionals who follow a systematic and rigorous approach designed to provide appropriate exposure to each market sector.





[Graphic Omitted]   DIVERSIFICATION IN A TARGETED SECTOR*

                    An investment in the Fund offers investors a way to invest in the broad range of technology companies. The Fund's investments may include companies in a wide range of industries such as computer software, electronics, the Internet and communications.

[Grahic Omitted]    THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES
                    ANALYSIS--THE RESEARCH SERIES

                    The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of the subadviser. This series of funds focuses on potential opportunities from well-defined industries, sectors and trends.


*Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries.

    1 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
                           A MESSAGE FROM THE CHAIRMAN
================================================================================

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries-most notably in the New Economy sectors of technology and telecommunications.

Our opinion is that the stock market, in general has experienced a significant correction and appears to be in a period of consolidation. Moreover, we believe these trends are supplemented by what we expect will be a significant amount of capital investment in energy production in the U.S. In our view, the prospect of near term tax relief is also another positive factor.

[PHOTO]
HEATH B. McLENDON
CHAIRMAN
=================

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, and possibly setting the stage for a possible recovery in the latter part of 2001.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector such as technology will perform better than others over time. The subadviser's team of experienced professionals thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term.

On April 1, 2001, Citibank, N.A., the fund's investment sub-adviser, transferred its asset management business, including investment management of the fund, to its newly formed affiliate, Citi Fund Management Inc. ("CFM"). The Fund anticipates that the current Citibank personnel will continue to subadvise the fund's portfolio through CFM. CFM Inc. is located at 100 Stamford Place, Stamford, Connecticut. The manager, Smith Barney Fund Management LLC, the sub-adviser and Citibank are subsidiaries of Citigroup Inc.

Thank you for your confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

MAY 3, 2001


    2 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY TECHNOLOGY FUND VS. GOLDMAN SACHS TECHNOLOGY INDEX
--------------------------------------------------------------------------------
        FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) -- APRIL 30, 2001

         [The table below represents a line chart in the printed piece.]

                 Goldman Sachs         Smith Barney Technology
               Technology Index*            Fund Class A
              -----------------        -----------------------
                    10000                     9500
                    10000                     9683.33
                    10449                     10041.7
                  9537.85                     9316.67
                  8486.78                     8241.67
                  9530.65                     9233.33
                  9086.52                     8783.33
                  10268.7                     9916.67
                  8605.15                     8216.67
                  7955.46                     7616.67
                  6133.66                     5958.33
                  5608.01                     5425
                  6528.28                     6341.67
                  4718.64                     4608.33
                  4063.22                     3991.67
                  4838.89                     4716.67


A $10,000 investment in the Fund made on February 28, 2000 would have declined to $4,717 with sales charge (as of April 30, 2001). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Technology Index is comprised of companies in the hardware, computer, software, services, semi-conductors, Internet and multimedia networking. Please note that an investor cannot invest directly in an index.The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.


--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 1. MICROSOFT CORP ......................................................  12.9%

 2. AOL TIME WARNER INC .................................................   7.2

 3. INTEL CORP ..........................................................   7.2

 4. INTERNATIONAL BUSINESS MACHINES CORP ................................   7.2

  5. CISCO SYSTEMS INC ...................................................   4.5

 6. ORACLE CORP .........................................................   3.9

 7. EMC CORP ............................................................   2.7

 8. TEXAS INSTRUMENTS INC ...............................................   2.6

 9. ELECTRONIC DATA SYSTEMS CORP ........................................   2.2

10. DELL COMPUTER CORP ..................................................   2.0
--------------------------------------------------------------------------------
* As a percentage of total investments.


--------------------------------------------------------------------------------

                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         [The table below represents a pie chart in the printed piece.]

18.9% Semiconductors
 0.7% Discount Note
15.5% Electronic Data Processing
 8.9% Telecommunications Equipment
 7.2% Multimedia
 0.7% Other Consumer Services
 2.0% Diversified Commercial Services
 1.4% Diversified Electronic Products
 2.0% Electronic components
 3.5% EDP Services
 2.6% Electronic Production Equipment
 4.4% EDP Peripherals
 1.1% Internet Services
 6.0% Computer Communications
25.1% Computer Software
--------------------------------------------------------------------------------

    3 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Sector Series Inc.--Smith Barney Technology Fund ("Fund") for the six months ended April 30, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the subadviser and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

PERFORMANCE UPDATE

For the six months ended April 30, 2001, the Fund's Class A shares, without and with sales charges, returned negative 38.07% and negative 41.17%, respectively. In comparison, the Goldman Sachs Technology Index(1) returned negative 39.18% for the same time period. Past performance is not indicative of future results.

THE SECTOR INVESTING PROCESS

Our approach to sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

The Fund's management team is made up of a group of high-quality, seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in our global quest to identify and participate in what we deem attractive investment opportunities.

                         A THREE-STEP RESEARCH PROCESS

          ------------------   ------------------   ------------------
             Fundamental    -->   Quantitative   --> Active Portfolio
               Research             Research            Management
          ------------------   ------------------   ------------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)


----------
(1) THE GOLDMAN SACHS TECHNOLOGY INDEX IS A BROAD-BASED MEASURE OF U.S.-TRADED TECHNOLOGY STOCKS. THE INDEX IS COMPRISED OF SIX SUB-INDEXES--HARDWARE, COMPUTER SOFTWARE, SERVICES, SEMICONDUCTORS, INTERNET AND MULTIMEDIA NETWORKING. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     4 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

Our fundamental, proprietary research seeks to add value to active portfolio management by providing timely and unbiased information for our decision-making process. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

o  superior products or services;

o  outstanding  managements;

o  solid balance sheets;

o  market leadership; and

o  leading innovation.

In the management team's opinion, these are the strengths that can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

THE RESEARCH PROCESS DEFINED

A valuation framework based on the Dividend Discount Model ("DDM") enables our analysts to estimate the "fair value" of each company's returns. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is an accurate and consistent way to value securities. The DDM-based valuation process, in their view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors, such as earnings surprises, to come up with an investment rating on a company's stock.

TECHNOLOGY SECTOR UPDATE

Overall concerns about the slowdown of the economy negatively impacted the technology sector during the period and caused earnings growth to slow dramatically. We think that the main reason behind the recent decline in the technology sector was the fact that many corporations have drastically reduced their information technology purchases, given rising economic uncertainty.

In our view, the key reason why the Fund has outperformed the Goldman Sachs Technology Index is because we tend to be much more valuation oriented than many other technology sector funds. Our strategy has helped us because when times get tough, investors tend to focus more on valuations.

We conduct extensive research on a company by company basis. We are not looking to catch the big wave, but instead to identify overall trends in technology and become prudent stock pickers. We look at individual companies and evaluate their long-term prospects within the context of these trends. Moreover, our investment approach entails a lot of detailed modeling. In our view, our process gives us what we believe to be a more accurate picture as to what a particular company's actual earnings are going to be, as opposed to making investment decisions based on general trends.

And while we think adverse conditions in North America have negatively impacted the Fund during the period, we think global markets are interconnected in terms of the overall market demand for information technology services and products. Therefore, one of our biggest concerns going forward is whether or not this recent weakness in technology in the U.S. will extend to Europe and Asia.

Another advantage of our investment approach is that our highly disciplined process may enhance our stock picking ability, helping us to avoid making large bets on any one particular technology area. Although the Fund is fully invested in technology, we believe it continues to have sound risk control parameters in place.


     5 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

During the period, our investment in First Data Corporation performed well for the Fund. The company is the largest processor of credit card transactions, both on the merchant and issuer sides. While First Data's business is arguably mundane, it remains a leader in processing credit card transactions. Even if the economy continues to slow down, consumers will still spend and credit card transactions will still need to be processed.

During the period, the Fund was modestly overweighted in Brocade Communications. While Brocade's stock was down dramatically as of this writing, so were all the storage area networking companies. We are still positive about the long-term prospects for this area of technology and we plan to own Brocade for the foreseeable future because the company's business remains, in our view, fundamentally sound.

MARKET OUTLOOK

We think that there will continue to be earnings risk in many areas of technology. Towards the end of 2001 and into the first half of 2002, however, we expect to see a rebound as technology companies and telecommunications service providers in particular return to investing in infrastructure.

Moreover, we think there will be pockets of strength within the technology sector, especially in voiceover information technology. In our view, the future leaders in this exciting area will be determined by how well these companies execute. Another company we currently like is Juniper Networks, which we think should continue to do well at the core routing level.

We believe the current correction in stock valuations rolling through the technology sector has resulted in a healthier, more rational environment--namely, one in which stock selection becomes increasingly important and which may be favorable to our bottom-up, disciplined approach to investing. In closing, we believe technology is an attractive area with solid, long-term growth prospects and good underlying fundamentals.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Technology Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


Citi Fund Management Inc.

MAY 3, 2001



     6 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)                               APRIL 30, 2001
================================================================================


   SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 99.3%
COMPUTER COMMUNICATIONS -- 6.0%
        390,623    Cisco Systems Inc.*                              $  6,632,779
         18,800    Computer Sciences Corp.*                              669,844
         24,620    Juniper Networks Inc.*                              1,453,319
--------------------------------------------------------------------------------
                                                                       8,755,942
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 25.1%
         18,100    Adobe Systems Inc.                                    813,052
         18,100    Bisys Group Inc.*                                     872,420
         45,200    BMC Software Inc.*                                  1,093,388
         29,581    Check Point Software Technologies Corp.*            1,855,616
         24,200    Computer Associates International Inc.                778,998
         95,700    Compuware Corp.*                                      983,796
         55,248    I2 Technologies Inc.*                                 961,868
        106,132    J.D. Edwards & Co.*                                   838,443
        278,342    Microsoft Corp.*                                   18,857,670
        353,904    Oracle Corp.*                                       5,719,089
         27,800    Peoplesoft Inc.*                                    1,029,712
         32,090    Siebel Systems Inc.*                                1,462,662
         24,366    VERITAS Software Corp.*                             1,452,457
--------------------------------------------------------------------------------
                                                                      36,719,171
--------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES -- 2.0%
         23,500    Concord EFS Inc.*                                   1,093,925
         54,300    Paychex Inc.                                        1,876,608
--------------------------------------------------------------------------------
                                                                       2,970,533
--------------------------------------------------------------------------------
DIVERSIFIED ELECTRONIC PRODUCTS -- 1.4%
         98,514    JDS Uniphase Corp.*                                 2,107,214
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 2.0%
         38,900    Flextronics International Ltd.*                     1,046,021
         28,500    Sanmina Corporation*                                  830,775
         38,984    Solectron Corp.*                                      992,143
--------------------------------------------------------------------------------
                                                                       2,868,939
--------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING -- 15.5%
         64,737    Compaq Computer Corp.                               1,132,898
        112,529    Dell Computer Corp.*                                2,952,761
         49,900    Electronic Data Systems Corp.                       3,218,550
         78,276    Hewlett Packard Co.                                 2,225,387
         91,164    International Business Machines Corp.              10,496,623
        153,852    Sun Microsystems Inc.*                              2,633,946
--------------------------------------------------------------------------------
                                                                      22,660,165
--------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING PERIPHERALS -- 4.4%
         98,132    EMC Corp.*                                          3,886,027
         30,671    Network Appliance Inc.*                               697,771
         59,581    Symbol Technologies Inc.                            1,876,802
--------------------------------------------------------------------------------
                                                                       6,460,600
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


     7 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                  APRIL 30, 2001
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================

ELECTRONIC DATA PROCESSING SERVICES -- 3.5%
         28,611    Automatic Data Processing Inc.                   $  1,552,147
         22,460    BEA Systems Inc.*                                     917,491
         26,322    First Data Corp.                                    1,775,156
         66,100    Sapient Corporation*                                  889,045
--------------------------------------------------------------------------------
                                                                       5,133,839
--------------------------------------------------------------------------------

ELECTRONIC PRODUCTION EQUIPMENT -- 2.6%
         41,169    Applied Materials Inc.*                             2,247,827
         27,977    Novellus Systems Inc.*                              1,542,932
--------------------------------------------------------------------------------
                                                                       3,790,759
--------------------------------------------------------------------------------

INTERNET SERVICES -- 1.1%
         43,700    Brocade Communication Systems Inc.*                 1,660,163
--------------------------------------------------------------------------------
MULTIMEDIA -- 7.2%
        209,276    AOL Time Warner Inc.*                              10,568,438
--------------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 0.7%
         20,865    Ebay Inc.*                                          1,053,265
--------------------------------------------------------------------------------
SEMI-CONDUCTORS -- 18.9%
         38,938    Altera Corp.*                                         984,742
         21,301    Analog Devices Inc.*                                1,007,750
        340,980    Intel Corp.                                        10,539,692
         39,574    LSI Logic Corp.*                                      810,080
         42,314    Linear Technology Corp.                             2,032,764
         29,100    Maxim Integrated Products Inc.*                     1,487,010
         54,065    Microchip Technology Inc.*                          1,564,100
         41,704    Micron Technology Inc.*                             1,892,528
         34,600    Qlogic Corporation*                                 1,483,994
         21,983    STmicroelectronics NV                                 889,212
         96,857    Texas Instruments Inc.                              3,748,366
         24,227    Xilinx Inc.*                                        1,150,056
--------------------------------------------------------------------------------
                                                                      27,590,294
--------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 8.9%
         13,500    Amdocs Limited*                                       795,150
         18,250    Ciena Corp.*                                        1,004,845
         11,661    Comverse Technology Inc.*                             798,778
         93,248    Corning Inc.                                        2,048,658
         98,916    Lucent Technologies Inc.                              990,149
         67,690    Motorola Inc.                                       1,052,579
        171,196    Nortel Networks Corp.                               2,619,299
         47,558    Qualcomm Inc.*                                      2,727,927
         26,646    Tellabs Inc.*                                         935,541
--------------------------------------------------------------------------------
                                                                      12,972,926
--------------------------------------------------------------------------------

                   TOTAL COMMON STOCK
                   (Identified Cost-- $209,819,024)                 $145,312,248
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

    8 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   APRIL 30, 2001
================================================================================

      FACE
     AMOUNT                         SECURITY                          VALUE
================================================================================
DISCOUNT NOTE -- 0.7%
   $978,000    Federal Home Loan Mortgage Consumer Discount Note,
                 4.53% due 5/1/01; (Identified Cost -- $978,000)    $    978,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Identified Cost -- $210,797,024)+                   $146,290,248
================================================================================

 * NON-INCOME PRODUCING SECURITY.
 + AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    9 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   APRIL 30, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $210,797,024)                       $146,290,248
   Cash                                                                     625
   Receivable for Fund shares sold                                    1,036,085
   Dividends receivable                                                  11,346
   Other receivables                                                        181
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                     147,338,485
--------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                     691,844
   Management fees payable                                               88,206
   Distribution fees payable                                             87,493
   Payable for Fund shares purchased                                     66,426
   Accrued expenses and other liabilities                                75,976
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                  1,009,945
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    146,328,540
================================================================================

NET ASSETS:
   Par value of capital shares                                     $     26,017
   Capital paid in excess of par value                              268,491,469
   Accumulated net investment loss                                   (1,430,290)
   Accumulated net realized loss from security transactions         (56,251,880)
   Net unrealized depreciation of investments                       (64,506,776)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $146,328,540
================================================================================

SHARES OUTSTANDING:
   Class A                                                            6,363,649
   -----------------------------------------------------------------------------
   Class B                                                           10,223,010
   -----------------------------------------------------------------------------
   Class L                                                            9,430,351
   -----------------------------------------------------------------------------

NET ASSET VALUE:
   Class A (and redemption price)                                         $5.66
   -----------------------------------------------------------------------------
   Class B *                                                              $5.61
   -----------------------------------------------------------------------------
   Class L **                                                             $5.61
   -----------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset value
     per share)                                                           $5.96
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value
     per share)                                                           $5.67
================================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    10 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
 STATEMENT OF OPERATIONS (UNAUDITED)
================================================================================

FOR THE SIX MONTHS ENDED APRIL 30, 2001
INVESTMENT INCOME:
   Dividends                                                       $    108,059
   Interest                                                              35,196
   Less: Foreign withholding tax                                           (929)
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                              142,326
--------------------------------------------------------------------------------
EXPENSES:
   Management fees(Note 2)                                              719,984
   Distribution fees (Note 2)                                           617,453
   Registration fees                                                     94,886
   Transfer agent fees                                                   87,603
   Custody fees                                                          58,080
   Shareholder communications                                            34,674
   Audit fees                                                            10,000
   Legal fees                                                             8,558
   Directors' fees                                                        5,172
   Other                                                                  9,483
--------------------------------------------------------------------------------
   TOTAL EXPENSES                                                     1,645,893
   Less: Aggregate amount waived by the Manager (Note 2)                (81,155)
--------------------------------------------------------------------------------
   NET EXPENSES                                                       1,564,738
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,422,412)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From:
      Security transactions (excluding short-term securities)       (42,343,159)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                          (34,476,551)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (76,819,710)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $(78,242,122)
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

    11 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                               FEBRUARY 28, 2000
                                              SIX MONTHS ENDED  (COMMENCEMENT OF
                                               APRIL 30, 2001    OPERATIONS) TO
                                                 (UNAUDITED)    OCTOBER 31, 2000
================================================================================
OPERATIONS:
   Net investment loss                          $ (1,422,412)     $ (2,200,142)
   Net realized loss                             (42,343,159)      (13,908,721)
   Decrease in net unrealized depreciation       (34,476,551)      (30,030,225)
--------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM OPERATIONS        (78,242,122)      (46,139,088)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares               71,928,361       258,490,217
   Net asset value of shares issued
      for reinvestment of dividends                       --                --
   Cost of shares reacquired                     (35,762,538)      (23,946,290)
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND
      SHARE TRANSACTIONS                          36,165,823       234,543,927
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                (42,076,299)      188,404,839
NET ASSETS:
   Beginning of period                           188,404,839                --
--------------------------------------------------------------------------------
   END OF PERIOD*                               $146,328,540      $188,404,839
================================================================================
* Includes accumulated net investment loss of:  $ (1,430,290)     $     (7,878)
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

    12 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1. Significant Accounting Policies

The Smith Barney Technology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Global Biotechnology Fund, Smith Barney Global Media & Telecommunications Fund and Smith Barney Global Technology Fund. The Fund commenced operations on February 28, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax difference and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $2,192,264 from paid in capital to accumulated net investment loss. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

    13 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citibank N.A., (the "Subadviser"), an affiliate of SBFM. On April 1, 2001, Citibank, NA, the fund's subadviser, transferred its asset management business, including investment management of the Fund, to its newly formed affiliate, Citi Fund Management Inc. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The management fees paid amounted to $719,984, of which $81,155 was voluntarily waived for the six months ended April 30, 2001.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPCGlobal Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTCreceives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, the Fund paid transfer agent fees of $43,680 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended April 30, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A             CLASS B            CLASS L
================================================================================
CDSCs                             --             $87,000           $ 24,000
--------------------------------------------------------------------------------
Sales Charges               $231,000             $36,000           $136,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the six months ended April 30, 2001, total Distribution Plan fees incurred were:

                             CLASS A             CLASS B            CLASS L
================================================================================
Distribution Plan Fees       $46,809            $297,569           $273,075
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

================================================================================

Purchases                                                          $ 83,130,704
--------------------------------------------------------------------------------
Sales                                                              $ 45,260,354
================================================================================

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  3,562,239
Gross unrealized depreciation                                       (68,069,015)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(64,506,776)
================================================================================

    14 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================


4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Concentration of Risk

The Fund normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Capital Shares

At April 30, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                             CLASS A            CLASS B            CLASS L
================================================================================
Total Paid-in Capital      $65,376,296       $105,388,574       $97,752,616
================================================================================


Transactions in shares of each class were as follows:

                                       SIX MONTHS ENDED                FEBRUARY 28, 2000
                                        APRIL 30, 2001           (COMMENCEMENT OF OPERATIONS)
                                          (UNAUDITED)                 TO OCTOBER 31, 2000
                                  --------------------------      --------------------------
                                    SHARES         AMOUNT           SHARES         AMOUNT
============================================================================================
CLASS A
Shares sold                       3,886,357     $ 26,154,609      5,960,086     $ 66,468,519
--------------------------------------------------------------------------------------------
Shares issued on reinvestment            --               --             --               --
Shares reacquired                (2,595,574)     (17,330,153)      (887,220)      (9,568,913)
--------------------------------------------------------------------------------------------
Net Increase                      1,290,783     $  8,824,456      5,072,866     $ 56,899,606
============================================================================================
CLASS B
Shares sold                       3,502,110     $ 23,081,889      8,748,636     $ 98,765,665
Shares issued on reinvestment            --               --             --               --
Shares reacquired                (1,441,315)      (9,318,554)      (586,421)      (6,180,575)
--------------------------------------------------------------------------------------------
Net Increase                      2,060,795     $ 13,763,335      8,162,215     $ 92,585,090
============================================================================================


CLASS L
Shares sold                       3,411,827     $ 22,691,863      8,248,332     $ 93,256,033
Shares issued on reinvestment            --               --             --               --
Shares reacquired                (1,438,624)      (9,113,831)      (791,184)      (8,196,802)
--------------------------------------------------------------------------------------------
Net Increase                      1,973,203     $ 13,578,032      7,457,148     $ 85,059,231
============================================================================================

    15 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

For a share of each class of Capital Stock:
                                                               FEBRUARY 28, 2000
                                            SIX MONTHS ENDED   (COMMENCEMENT OF
                                             APRIL 30, 2001     OPERATIONS) TO
CLASS A SHARES                                 (UNAUDITED)     OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD           $  9.14            $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                           (0.09)             (0.07)
   Net realized and unrealized loss              (3.39)             (2.19)
--------------------------------------------------------------------------------
Total Loss From Operations                       (3.48)             (2.26)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            --                 --
   Net realized gain                                --                 --
--------------------------------------------------------------------------------
Total Distributions                                 --                 --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  5.66            $  9.14
--------------------------------------------------------------------------------
TOTAL RETURN                                    (38.07)%++         (19.82)%++
NET ASSETS, END OF PERIOD (000'S)              $36,030            $46,363
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                       1.50%+             1.52%+
   Net investment loss                           (1.31)%+           (1.31)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             30%                24%
================================================================================

NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

   Net investment loss per share               $ (0.10)            $(0.07)
   RATIOS:
   Expenses to average net assets                 1.61%+             1.60%+
   Net investment loss to average net assets     (1.42)%+           (1.39)%+
================================================================================
+    ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    16 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

For a share of each class of Capital Stock:
                                                               FEBRUARY 28, 2000
                                            SIX MONTHS ENDED   (COMMENCEMENT OF
                                             APRIL 30, 2001     OPERATIONS) TO
CLASS B SHARES                                 (UNAUDITED)     OCTOBER 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  9.09            $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                           (0.15)             (0.12)
   Net realized and unrealized loss              (3.33)             (2.19)
--------------------------------------------------------------------------------
Total Loss From Operations                       (3.48)             (2.31)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            --                 --
   Net realized gain                                --                 --
--------------------------------------------------------------------------------
Total Distributions                                 --                 --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  5.61            $  9.09
--------------------------------------------------------------------------------
TOTAL RETURN                                    (38.28)%++         (20.26)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)              $57,373            $74,227
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                       2.25%+             2.27%+
   Net investment loss                           (2.06)%+           (2.06)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             30%                24%
================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

   Net investment loss per share               $ (0.16)           $ (0.12)
   RATIOS:
   Expenses to average net assets                 2.36%+             2.35%+
   Net investment loss to average net assets     (2.17)%+           (2.14)%+
================================================================================
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
+    ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    17 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

For a share of each class of Capital Stock:
                                                               FEBRUARY 28, 2000
                                            SIX MONTHS ENDED   (COMMENCEMENT OF
                                             APRIL 30, 2001     OPERATIONS) TO
CLASS L SHARES                                 (UNAUDITED)     OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $  9.09            $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                            (0.15)             (0.12)
   Net realized and unrealized loss               (3.33)             (2.19)
--------------------------------------------------------------------------------
Total Loss From Operations                        (3.48)             (2.31)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             --                 --
   Net realized gain                                 --                 --
--------------------------------------------------------------------------------
Total Distributions                                  --                 --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  5.61            $  9.09
--------------------------------------------------------------------------------
TOTAL RETURN                                    (38.28)%++         (20.26)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)               $52,925            $67,815
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                        2.25%+             2.27%+
   Net investment loss                            (2.06)%+           (2.06)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              30%                24%
================================================================================

NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

   Net investment loss per share                $ (0.16)           $ (0.12)
   RATIOS:
   Expenses to average net assets                  2.36%+              2.35%+
   Net investment loss to average net assets      (2.17)%+            (2.14)%+
================================================================================

+    ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

    18 SMITH BARNEY TECHNOLOGY FUND | 2001 Semi-annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

 SMITH BARNEY
TECHNOLOGY FUND


    DIRECTORS                                   INVESTMENT MANAGER
    Herbert Barg                                Smith Barney Fund Management LLC
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane                             INVESTMENT SUBADVISER
    Burt N. Dorsett                             Citi Fund Management Inc.
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann                            DISTRIBUTORS
    Heath B. McLendon, Chairman                 Salomon Smith Barney Inc.
    Cornelius C. Rose, Jr.                      PFS Distributors Inc.
    James J. Crisona, Emeritus

    OFFICERS                                    CUSTODIAN
    Heath B. McLendon                           State Street Bank & Trust Co.
    President and Chief Executive Officer

    Lewis E. Daidone                            TRANSFER AGENT
    Senior Vice President and Treasurer         Citi Fiduciary Trust Company
                                                125 Broad Street, 11th Floor
    Irving P. David                             New York, New York 10004
    Controller

    Christina T. Sydor                          SUB-TRANSFER AGENT
    Secretary                                   PFPC Global Fund Services
                                                P.O. Box 9699
                                                Providence, Rhode Island
                                                02940-9699

SMITH BARNEY TECHNOLOGY FUND
--------------------------------------------------------------------------------


                        This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Technology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

                        SMITH BARNEY TECHNOLOGY FUND
                        Smith Barney Mutual Funds
                        388 Greenwich Street, MF-2
                        New York, New York 10013

                        For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospec-tus. Read it carefully before you invest or send money.



                        www.smithbarney.com/mutualfunds



                        [SALOMON SMITH BARNEY LOGO]

                        Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                        FD02129 6/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                            GLOBAL BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

              RESEARCH SERIES | SEMI-ANNUAL REPORT | APRIL 30, 2001















               [LOGO] Smith Barney
                      Mutual Funds
               YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)


             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series

--------------------------------------------------------------------------------

Semi-Annual Report o April 30, 2001

SMITH BARNEY GLOBAL
BIOTECHNOLOGY FUND

CITIGROUP ASSET
MANAGEMENT LTD.
----------------------------

Citigroup Asset Management Ltd. ("CAM") is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

----------------------------
FUND OBJECTIVE
----------------------------

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services, processes and related technologies.

----------------------------
FUND FACTS
----------------------------

FUND INCEPTION
----------------------------
August 31, 2000

           CLASS A   CLASS B   CLASS L
--------------------------------------
NASDAQ      SMBAX     SBBBX     SBBTX
--------------------------------------
INCEPTION  8/31/00   8/31/00   8/31/00
--------------------------------------

SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND*
TOTAL RETURNS APRIL 30, 2001 (UNAUDITED)

                        WITHOUT SALES CHARGES(1)

                   CLASS A      CLASS B    CLASS L
--------------------------------------------------
Six Months**       (28.24)%    (28.50)%   (28.50)%
--------------------------------------------------
Since Inception    (37.81)%    (38.16)%   (38.16)%
(August 31, 2000)**
--------------------------------------------------

                          WITH SALES CHARGES(2)

                   CLASS A      CLASS B    CLASS L
--------------------------------------------------
Six Months**       (31.83)%    (32.07)%   (29.92)%
--------------------------------------------------
Since Inception    (40.92)%    (41.25)%   (39.39)%
(August 31, 2000)**
--------------------------------------------------

* Since the Fund focuses its investments on companies involved in the biotechnology industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**  Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

--------------------------------------------------------------------------------

WHAT'S INSIDE

Your Investment in the Smith Barney
Global Biotechnology Fund ...........................  1
A Message from the Chairman .........................  2
Fund at a Glance ....................................  3
Shareholder Letter ..................................  4
Schedule of Investments .............................  7
Statement of Assets and Liabilities .................  9
Statement of Operations ............................. 10
Statement of Changes in Net Assets .................. 11
Notes to Financial Statements ....................... 12
Financial Highlights ................................ 16


               [LOGO] Smith Barney
                      Mutual Funds
               YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                            GLOBAL BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

EXPOSURE TO GROWTH OPPORTUNITIES

Subadvised by Citigroup Asset Management Ltd. ("CAM"), the Fund offers investors an opportunity to participate in the long-term growth potential of the global biotechnology industry.


[Graphic]---   DISCOVERIES AND IMPROVEMENTS SPUR INCREASED GROWTH

               An accelerated pace of discovery and improvements in development and testing processes have led to significant growth opportunities for many biotechnology companies.

[Graphic]---   DIVERSIFICATION IN A TARGETED SECTOR*

               The Fund offers investors a way to participate in a broad range of companies in the biotechnology sector, both in the U.S. and abroad. The Fund's investments may include companies involved in many different areas, including the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services, processes and related technologies.

[Graphic]---   THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
               THE RESEARCH SERIES

               The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of the subadviser. This series of funds focus on potential opportunities from well-defined industries, sectors and trends.









* Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries.

1 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2001 began as a period of transition in the United States. Investors witnessed a widespread rationalization of stock valuations across many industries--most notably in the New Economy sectors of technology and telecommunications.

Our opinion is that the stock market in general has experienced a significant correction and appear to be in a period of consolidation. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in energy production in the U.S. In our view, the prospect of near-term tax relief is another positive factor.

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, setting the stage for a possible recovery in the latter part of 2001.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as global biotechnology, will perform better than the others over time. The subadviser's team of experienced professionals thoroughly researches a broad range of companies within the sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, the subadviser seeks to offer you an opportunity to participate in the companies that it believes are best positioned in their respective industries.

[Photo Omitted]


HEATH B. MCLENDON
CHAIRMAN

On April 1, 2001, Citibank, N.A., the Fund's investment subadviser, transferred its asset management business, including investment management of the Fund, to an affiliate, Citigroup Asset Management Ltd. ("CAM"). The Fund anticipates that the current Citibank personnel will continue to subadvise the Fund's portfolio through CAM. CAM is located at 4th Floor, Cottons Centre, Box 200 Hays Lane, London SE1 2QT. The manager, Smith Barney Fund Management LLC, the subadviser and Citibank are subsidiaries of Citigroup Inc.

Thank you for your continued confidence in our investment management approach.

Sincerely,



/s/ Heath B. McLendon

Heath B. McLendon
Chairman
May 3, 2001



2 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND VS. MSCI ALL-WORLD INDEX
--------------------------------------------------------------------------------
         AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) -- APRIL 30, 2001

            [Data below represents line chart in the printed piece]

                SMITH BARNEY
            GLOBAL BIOTECHNOLOGY
                   FUND
                  CLASS A          MSCI ALL-WORLD INDEX*
                 ---------         ---------------------
 8/30/00          9500                  10000
 9/30/00          9275                  9450.76
10/31/00          8233.33               9265.86
11/30/00          7041.67               8691.82
12/31/00          7250                  8837.01
 1/31/01          6950                  9065.56
 2/28/01          6650                  8303.94
 3/31/01          5325                  7740.3
 4/30/01          5908.33               8300.29

A $10,000 investment in the Fund made on August 31, 2000 would have declined to $5,908 with sales charge (as of April 30, 2001). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Morgan Stanley Capital International All-World Index ("MSCI All-World") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------
 1. AMGEN INC. ...................................... 23.2%

 2. MEDIMMUNE INC. ..................................  5.6

 3. SERONO SA .......................................  5.4

 4. GENZYME CORP. ...................................  5.3

 5. BIOCHEMICAL PHARMACEUTICALS INC. ................  4.3

 6. CHIRON CORP. ....................................  3.8

 7. IMMUNEX CORP. ...................................  3.5

 8. BIOGEN INC. .....................................  3.4

 9. IDEC PHARMACEUTICALS CORP. ......................  3.2

10. MILLENIUM PHARMACEUTICALS INC. ..................  3.2
--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------
           [Data below represents Pie chart in the printed piece]

Canada            1.1%
United Kingdom    3.0%
Switzerland       5.4%
Short-Term        1.0%
Germany           0.2%
United States    89.3%

* As a percentage of total investments.

3 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Sector Series Inc.--Smith Barney Global Biotechnology Fund ("Fund") for the period ended April 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the subadviser and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

PERFORMANCE UPDATE

For the six months ended April 30, 2001, the Fund's Class A shares, without and with sales charges, generated returns of negative 28.24% and 31.83%, respectively. In comparison, the Morgan Stanley Capital International All-World Index ("MSCI All-World Index")(1) returned negative 10.42% for the same period. Please note that past performance is not indicative of future results.

THE GLOBAL SECTOR INVESTING PROCESS

Our approach to global sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

                         A THREE-STEP RESEARCH PROCESS

          -----------------   ------------------   ------------------
             FUNDAMENTAL   --->  QUANTITATIVE  ---> ACTIVE PORTFOLIO
             RESEARCH             RESEARCH             MANAGEMENT
          -----------------   ------------------   ------------------

The Fund's management team is made up of a group of high-quality, seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. The team's exhaustive fundamental research evaluates a universe of businesses in its global quest to identify and participate in what we deem to be attractive investment opportunities.

--------------

(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS IN AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

4 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

A THREE-STEP RESEARCH PROCESS

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no guarantees can be made that our approach will ultimately be successful.)

Our fundamental, proprietary research seeks to add value to active portfolio management by providing timely and unbiased information for our decision-making process. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

     o  superior products or services;
     o  outstanding managements;
     o  solid balance sheets;
     o  market leadership; and
     o  leading innovation

In the management team's opinion, these are the companies' strengths that can create real value and lead to strong earnings and sales growth, which ultimately drive stock prices.

THE RESEARCH PROCESS DEFINED

A valuation framework based on the Dividend Discount Model ("DDM") enables our analysts to estimate the "fair value" of each company. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is an accurate and consistent way to value securities. The DDM-based valuation process, in their view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation with other fundamental factors, such as earnings surprises, to come up with an investment rating on a company's stock.

GLOBAL BIOTECHNOLOGY SECTOR UPDATE

During the period, we applied a systematic methodology to try to "see through" the recent hype that surrounded biotechnology investment opportunities. And while no guarantees can be given, we believe that our extensive biotechnology experience allowed us to form a better understanding of the subtleties of the therapeutic markets and the applications of clinical data than other sector mutual funds. With this in-depth understanding, we were able to identify what we deem were solid companies with compelling, long-term prospects.

During the period, the Fund's investment strategy was to invest in what we believed was a diversified portfolio of biotechnology companies across the many different disciplines that make up the global biotechnology sector. The Fund had positions the past six months in diversified therapeutic companies, "enablers"
(i.e., companies producing products that allow other firms to carry out research, either through equipment or information) and mid- to late-stage research companies.

We evaluated these companies based on four criteria: profitability (i.e., current or near-term), partnerships, products and pipeline prospects. The higher a company rates on each of these criteria, the larger the position we will generally take in it. As opposed to many other biotechnology funds, we focused on the longer-term outlook for each company, helping to lower the Fund's portfolio turnover(2).

---------------
(2)TURNOVER IS A MEASURE OF THE FUND'S TRADING ACTIVITY DURING ITS PREVIOUS FISCAL YEAR, EXPRESSED AS A PERCENTAGE OF ITS MARKET VALUE. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN ITS CURRENT LEVEL OF TURNOVER.

5 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

While the Fund is global in scope, the global biotechnology sector tends to be U.S.-based. Consequently the Fund invested in almost 90% U.S. stocks throughout the period.

In our opinion, Roche Holding AG was a good example of where our extensive proprietary research has enabled us to identify an overvalued company that benefited the Fund's performance. During the period, our research indicated that the company's new obesity treatment, Zenocal, was overrated. Based on our analysis, the drug didn't work effectively and had unpleasant side effects. Additionally, we found that roughly 40% of the people who would be candidates for the drug would not have the money to pay for it. We determined that Roche Holding AG was not a good investment opportunity and the company's stock price subsequently went down.

Genentech was an example where our research led us to an opinion that was counter to many investors and investment professionals. While Genentech was our group's highest ranked stock at the time of this writing, its share price fell from about $66 to roughly $45. Yet, in our opinion, the company's fundamentals were strong and our expectations for earnings were higher than what the analyst community had previously estimated. In addition, we believe Genentech has a good management team in place and a healthy pipeline of new products.

MARKET OUTLOOK

Over the next six months, we anticipate continued volatility among biotechnology stocks. We are encouraged, however, by the number of new drugs in the pipeline that are due to come to market in the third quarter of 2001. While we do not expect to see the lofty price levels of 2000, we do anticipate that this potential flurry of new products may lead a rebound in the share prices of many biotechnology companies.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Global Biotechnology Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


Citigroup Asset Management Ltd.
May 3, 2001





6 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 2001
--------------------------------------------------------------------------------


   SHARES                        SECURITY                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
CANADA -- 1.1%
       34,812   Hemosol Inc.* (Biotechnology)                          $   313,897
----------------------------------------------------------------------------------
GERMANY -- 0.2%
          664   MorphoSys* (Health Care)                                    45,952
----------------------------------------------------------------------------------
SWITZERLAND -- 5.4%
        1,865   Serono SA (Pharmaceuticals)                              1,537,280
----------------------------------------------------------------------------------
UNITED STATES -- 89.3%
       11,257   Abgenix Inc.*(Pharmaceuticals)                             422,137
       12,606   Advanced Tissue Sciences Inc.* (Biotechnology)              50,298
        7,083   Affymetrix Inc.* (Health Care Equipment & Supplies)        234,093
          535   Alliance Pharmaceutical Corp.* (Biotechnology)               2,568
      108,140   Amgen Inc.*(Biotechnology)                               6,611,680
        6,319   Applera Corp. Applied Biosystems Group*
                (Health Care Equipment & Supplies)                         202,587
       18,806   Applera Corp. Celera Genomics Group* (Biotechnology)       775,748
       14,586   Aradigm Corp.*(Health Care Equipment & Supplies)           110,124
        4,487   Aviron* (Biotechnology)                                    220,805
       38,702   Biochemical Pharmaceuticals Inc.* (Biotechnology)        1,224,918
       14,869   Biogen Inc.* (Biotechnology)                               961,430
       25,744   Celgene Corp.* (Biotechnology)                             454,896
        8,835   Cephalon Inc.* (Biotechnology)                             562,790
       22,305   Chiron Corp.* (Biotechnology)                            1,070,863
       19,717   COR Therapeutics Inc.* (Biotechnology)                     611,227
       10,040   Entremed Inc.* (Biotechnology)                             197,286
       11,665   Enzo Biochemical Inc.* (Biotechnology)                     258,963
       10,508   Genentech Inc.* (Biotechnology)                            551,670
       13,831   Genzyme Corp.* (Biotechnology)                           1,507,164
       14,112   Genzyme Corp.* - Biosurgery Division* (Biotechnology)       67,032
       12,690   Human Genome Sciences Inc.* (Biotechnology)                815,079
       18,635   IDEC Pharmaceuticals Corp.* (Biotechnology)                916,842
       64,892   Immunex Corp.* (Pharmaceuticals)                           990,252
       18,070   Incyte Genomics Inc.* (Biotechnology)                      291,379
        6,591   Inhale Therapeutic Systems Inc.*
                (Health Care Equipment & Supplies)                         219,480
        8,649   Medarex Inc.* (Biotechnology)                              206,798
       40,742   Medimmune Inc.* (Biotechnology)                          1,595,049
       24,466   Millennium Pharmaceuticals Inc.* (Biotechnology)           897,413
        6,656   Neurogen Corp.* (Biotechnology)                            146,299
       18,910   Northfield Laboratories Inc.* (Biotechnology)              213,116
       16,868   Organogenesis Inc.* (Biotechnology)                        154,342
       10,186   Protein Design Labs Inc.* (Biotechnology)                  654,451
       24,121   QLT Inc.* (Biotechnology)                                  645,960
       15,705   Regeneron Pharmaceuticals Inc.* (Biotechnology)            487,012
       20,611   Sangstat Medical Corp.* (Biotechnology)                    229,194
        2,655   Sepracor Inc.* (Biotechnology)                              69,986
       10,601   Vertex Pharmaceuticals Inc.* (Biotechnology)               408,775
       7,484    Vical Inc.* (Biotechnology)                                108,518
      22,111    Xoma Ltd.* (Biotechnology)                                 247,422
----------------------------------------------------------------------------------
                                                                        25,395,646
----------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

7 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   APRIL 30, 2001
--------------------------------------------------------------------------------


   SHARES                        SECURITY                              VALUE
================================================================================
UNITED KINGDOM -- 3.0%
        8,606   Cambridge Antibody Technlogy Group*
                (Pharmaceuticals)                                    $   233,907
       35,211   Celltech Group* (Health Care)                            609,469
--------------------------------------------------------------------------------
                                                                         843,376
--------------------------------------------------------------------------------

                TOTAL COMMON STOCK
                (Identified Cost-- $41,029,391)                       28,136,151
================================================================================

      FACE
     AMOUNT                      SECURITY                              VALUE
--------------------------------------------------------------------------------
DISCOUNT NOTE -- 1.0%
     $311,000   Federal National Mortgage Association Discount Note
                4.53% due 5/01/01 (Identified Cost-- $311,000)           311,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Identified Cost-- $41,340,391)+                     $28,447,151
================================================================================

  * NON-INCOME PRODUCING SECURITY.
  + AGGREGATE COST FOR FEDERAL INCOME TAX IS SUBSTANTIALLY THE SAME.













                      SEE NOTES TO FINANCIAL STATEMENTS.

8  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   APRIL 30, 2001
--------------------------------------------------------------------------------


ASSETS:
     Investments, at value (Cost-- $41,340,391)                          $ 28,447,151
     Foreign currency, at value (Cost-- $3,075)                                 3,087
     Cash                                                                         122
     Receivable for Fund shares sold                                          204,418
-------------------------------------------------------------------------------------
     TOTAL ASSETS                                                          28,654,778
-------------------------------------------------------------------------------------
LIABILITIES:
     Distribution fees payable                                                 17,576
     Management fees payable                                                   10,007
     Accrued expenses and other liabilities                                    50,572
-------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                         78,155
-------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                         $ 28,576,623
-------------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                         $      4,047
     Capital paid in excess of par value                                   44,129,308
     Accumulated net investment loss                                         (305,069)
     Accumulated net realized loss from security transactions
        and foreign currencies                                             (2,358,435)
     Net unrealized depreciation of investments and foreign
        currencies                                                        (12,893,228)
-------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                         $ 28,576,623
-------------------------------------------------------------------------------------

SHARES OUTSTANDING:
     Class A                                                                  915,617
     --------------------------------------------------------------------------------
     Class B                                                                1,242,578
     --------------------------------------------------------------------------------
     Class L                                                                1,889,244
     --------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                             $7.09
     --------------------------------------------------------------------------------
     Class B *                                                                  $7.05
     --------------------------------------------------------------------------------
     Class L **                                                                 $7.05
     --------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)          $7.46
-------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)          $7.12
=====================================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION  PRICE IS  NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES
   ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.








                      SEE NOTES TO FINANCIAL STATEMENTS.

9  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2001
INVESTMENT INCOME:
     Interest                                                      $     14,783
     Dividends                                                              498
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  15,281
-------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                           145,762
     Distribution fees (Note 2)                                         126,461
     Blue Sky fees                                                       74,029
     Transfer Agent fees                                                 14,477
     Shareholder communications                                          12,970
     Directors' fees                                                      5,172
     Legal fees                                                           4,266
     Audit fees                                                           4,210
     Custody fees                                                         3,273
     Registration fees                                                      905
     Other                                                                3,945
-------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     395,470
     Less: Aggregate amount waived by the Manager (Note 2)              (77,438)
-------------------------------------------------------------------------------
     NET EXPENSES                                                       318,032
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (302,751)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security (excluding short-term securities) and
          foreign currency transactions                              (2,336,533)
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                         (8,252,707)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (10,589,240)
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $(10,891,991)
================================================================================













                      SEE NOTES TO FINANCIAL STATEMENTS.

10  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              AUGUST 31, 2000
                                                         SIX MONTHS ENDED      (COMMENCEMENT
                                                          APRIL 30, 2001       OF OPERATIONS)
                                                            (UNAUDITED)      TO OCTOBER 31, 2000
================================================================================================
OPERATIONS:

     Net investment loss                                   $   (302,751)         $    (75,412)
     Net realized gain (loss)                                (2,336,533)                2,095
     Decrease in net unrealized depreciation                 (8,252,707)           (4,640,521)
------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                 (10,891,991)           (4,713,838)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                         9,477,549            41,165,480
     Net asset value of shares issued for reinvestment
       of dividends                                                  --                    --
     Cost of shares reacquired                               (5,962,451)             (498,126)
------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS      3,515,098            40,667,354
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            (7,376,893)           35,953,516

NET ASSETS:

     Beginning of period                                     35,953,516                    --
------------------------------------------------------------------------------------------------
     END OF PERIOD*                                        $ 28,576,623          $ 35,953,516
================================================================================================
* Includes accumulated net investment loss of:             $   (305,069)         $     (2,318)
================================================================================================




                      SEE NOTES TO FINANCIAL STATEMENTS.

11  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Global Biotechnology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Media & Telecommunications Fund and Smith Barney Global Technology Fund. The Fund commenced operations on August 31, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $49,097, from paid in capital, $23,997 from accumulated net realized loss and $73,094 to accumulated net investment loss. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.

12  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

2. Management Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citibank N.A., (the "Subadviser"), an affiliate of SBFM. On April 1, 2001, Citibank, N.A., the Fund's subadviser, transferred its asset management business, including investment management of the fund to its newly formed affiliate Citigroup Asset Management Ltd. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The management fees paid amounted to $145,762, of which $77,438 was voluntarily waived for the period ended April 30, 2001.

Salomon Smith Barney Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended April 30, 2001, the Fund paid transfer agent fees of $8,467 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                                             CLASS A       CLASS B      CLASS L
================================================================================
CDSCs                                         $ --          $ --        $11,000
--------------------------------------------------------------------------------
Sales Charges                                 $67,000       $ --        $32,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended April 30, 2001, total Distribution Plan fees incurred were:

                                             CLASS A       CLASS B      CLASS L
================================================================================
Distribution Plan Fees                       $8,990        $48,976      $68,495
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the period ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $13,922,329
--------------------------------------------------------------------------------
Sales                                                              $10,046,259
================================================================================
At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $  709,702
Gross unrealized depreciation                                      (13,602,930)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $(12,893,228)
================================================================================

4. Forward Foreign Currency Contracts

At April 30, 2001, the Fund had no open forward foreign currency contracts.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters


13  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. the risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

At April 30, 2001, the Fund did not write any options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Fund had no open futures contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

8. Concentration of Risk

The Fund intends to invest at least 80% of its assets in biotechnology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these for-


14  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

eign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

9. Capital Shares

At April 30, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                   CLASS A          CLASS B           CLASS L
================================================================================
Total Paid-in Capital            $10,103,007      $13,823,432       $20,206,916
================================================================================


Transactions in shares of each class were as follows:

                                                SIX MONTHS ENDED                              AUGUST 31, 2000
                                                 APRIL 30, 2001                        (COMMENCEMENT OF OPERATIONS)
                                                   (UNAUDITED)                              TO OCTOBER 31, 2000
                                        ---------------------------------           ----------------------------------
                                        SHARES                  AMOUNT               SHARES                 AMOUNT
======================================================================================================================
CLASS A
Shares sold                             338,591               $ 2,800,759             865,546            $  9,646,712
Shares issued on reinvestment                --                        --                  --                      --
Shares reacquired                      (282,204)               (2,226,497)             (6,316)                (65,738)
----------------------------------------------------------------------------------------------------------------------
Net Increase                             56,387               $   574,262             859,230            $  9,580,974
======================================================================================================================
CLASS B
Shares sold                             253,256               $ 2,078,883           1,216,537            $ 13,558,737
Shares issued on reinvestment                --                        --                  --                      --
Shares reacquired                      (197,350)               (1,521,206)            (29,865)               (294,225)
----------------------------------------------------------------------------------------------------------------------
Net Increase                             55,906               $   557,677           1,186,672            $ 13,264,512
======================================================================================================================
CLASS L
Shares sold                             578,389               $ 4,597,907           1,611,305            $ 17,960,031
Shares issued on reinvestment                --                        --                  --                      --
Shares reacquired                      (287,187)               (2,214,748)            (13,263)               (138,163)
----------------------------------------------------------------------------------------------------------------------
Net Increase                            291,202               $ 2,383,159           1,598,042            $ 17,821,868
======================================================================================================================


15  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                                      AUGUST 31, 2000
                                                  SIX MONTHS ENDED   (COMMENCEMENT OF
                                                   APRIL 30, 2001     OPERATIONS) TO
CLASS A SHARES                                       (UNAUDITED)     OCTOBER 31, 2000*
==================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.88             $11.40
--------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                  (0.06)             (0.04)
   Net realized and unrealized loss                     (2.73)             (1.48)
--------------------------------------------------------------------------------------------------
Total Loss From Operations                              (2.79)             (1.52)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                   --                 --
   Net realized gain                                       --                 --
--------------------------------------------------------------------------------------------------
Total Distributions                                        --                 --
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $7.09              $9.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (28.24)%++         (13.33)%++
--------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                      $6,490             $8,486
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                              1.50%+             1.52%+
   Net investment loss                                  (1.40)%+           (0.78)%+
--------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    33%                 1%
==================================================================================================
NOTE: IF THE MANAGER OF THE FUND  HAD  NOT  VOLUNTARILY  WAIVED A PORTION OF  THEIR  FEES, THE NET
      INVESTMENT  INCOME (LOSS) PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                    $(0.08)            $(0.04)
      RATIOS:
      Expenses to average net assets                     2.00%+             3.08%+
      Net investment loss to average net assets         (1.90)%+           (2.34)%+
==================================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY  NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.



                       SEE NOTES TO FINANCIAL STATEMENTS.



16  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                                       AUGUST 31, 2000
                                                  SIX MONTHS ENDED     (COMMENCEMENT OF
                                                   APRIL 30, 2001       OPERATIONS) TO
CLASS B SHARES                                       (UNAUDITED)       OCTOBER 31, 2000*
=========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.86               $11.40
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                  (0.10)               (0.05)
   Net realized and unrealized loss                     (2.71)               (1.49)
---------------------------------------------------------------------------------------------------------
Total Loss From Operations                              (2.81)               (1.54)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                   --                   --
   Net realized gain                                       --                   --
---------------------------------------------------------------------------------------------------------
Total Distributions                                        --                   --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $7.05                $9.86
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (28.50)%++           (13.51)%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                      $8,763              $11,705
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                              2.25%+               2.28%+
   Net investment loss                                  (2.15)%+             (1.51)%+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    33%                   1%
=========================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT
      LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                    $(0.11)              $(0.05)
      RATIOS:
      Expenses to average net assets                     2.75%+               3.84%+
      Net investment loss to average net assets         (2.65)%+             (3.07)%+
=========================================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE  TOTAL
    RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.




17  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                                                AUGUST 31, 2000
                                                  SIX MONTHS ENDED             (COMMENCEMENT OF
                                                   APRIL 30, 2001               OPERATIONS) TO
CLASS L SHARES                                       (UNAUDITED)               OCTOBER 31, 2000*
=========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.86                       $11.40
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                  (0.10)                       (0.06)
   Net realized and unrealized loss                     (2.71)                       (1.48)
---------------------------------------------------------------------------------------------------------
Total Loss From Operations                              (2.81)                       (1.54)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                   --                           --
   Net realized gain                                       --                           --
---------------------------------------------------------------------------------------------------------
Total Distributions                                        --                           --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $7.05                        $9.86
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (28.50)%++                   (13.51)%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                      $13,324                      $15,763
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                              2.25%+                       2.28%+
   Net investment loss                                  (2.15)%+                     (1.51)%+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    33%                           1%
=========================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT
      LOSS PER SHARE  AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                    $(0.10)                      $(0.06)
      RATIOS:
      Expenses to average net assets                     2.75%+                       3.84%+
      Net investment loss to average net assets         (2.65)%+                     (3.07)%+
=========================================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.


18  SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
                                       | 2001 Semi-annual Report to Shareholders

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











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

--------------------------------------------------------------------------------
             SMITH BARNEY
GLOBAL BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

   DIRECTORS                                    INVESTMENT MANAGER
   Herbert Barg                                 Smith Barney Fund Management LLC
   Alfred J. Bianchetti
   Martin Brody                                 INVESTMENT SUBADVISER
   Dwight B. Crane                              Citigroup Asset Management Ltd.
   Burt N. Dorsett
   Elliot S. Jaffe                              DISTRIBUTORS
   Stephen E. Kaufman                           Salomon Smith Barney Inc.
   Joseph J. McCann                             PFS Distributors Inc.
   Heath B. McLendon, Chairman
   Cornelius C. Rose, Jr.
   James J. Crisona, Emeritus                   CUSTODIAN
                                                State Street Bank & Trust Co.

   OFFICERS
   Heath B. McLendon
   President and Chief Executive Officer        TRANSFER AGENT
                                                Citi Fiduciary Trust Company
   Lewis E. Daidone                             125 Broad Street, 11th Floor
   Senior Vice President and Treasurer          New York, New York 10004

   Irving P. David
   Controller                                   SUB-TRANSFER AGENT
                                                PFPC Global Fund Services
                                                P.O. Box 9699
                                                Providence, Rhode Island
   Christina T. Sydor                           02940-9699
   Secretary

 SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
================================================================================

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Global Biotechnolgoy Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY GLOBAL BIOTECHNOLOGY FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds











Salomon Smith Barney
--------------------
A member of citigroup[logo]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02132 6/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                     GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
              RESEARCH SERIES | SEMI-ANNUAL REPORT | APRIL 30, 2001










                                 [SMITH BARNEY
                                  MUTUAL FUNDS
                                      LOGO]

--------------------------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series

Semi-Annual Report o April 30, 2001
SMITH BARNEY GLOBAL MEDIA &
TELECOMMUNICATIONS FUND

CITIGROUP ASSET
MANAGEMENT LTD.

Citigroup Asset Management Ltd. ("CAM") is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, the development, production, sale and distribution of goods or services used in the broadcast and media industries; companies engaged in design, development, manufacture, distribution or sale of communications services and equipment; and companies that are involved in supplying equipment or services to such companies, as well as companies that offer telephone service, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access.

FUND FACTS

FUND INCEPTION
--------------------------------------------
August 31, 2000

           CLASS A      CLASS B     CLASS L
--------------------------------------------
NASDAQ      SMTAX        SMTBX      SGMLX
--------------------------------------------
INCEPTION  8/31/00      8/31/00    8/31/00
--------------------------------------------



SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND*
TOTAL RETURNS AS OF APRIL 30, 2001 (UNAUDITED)

                        WITHOUT SALES CHARGES(1)
                     Class A   Class B   Class L
---------------------------------------------------
Six Months**         (17.04)%  (17.32)%  (17.31)%
---------------------------------------------------
Since Inception      (23.73)%  (24.07)%  (24.06)%
(August 31, 2000)**
---------------------------------------------------


                          WITH SALES CHARGES(2)
                     Class A   Class B   Class L
---------------------------------------------------
Six Months**         (21.19)%  (21.45)%  (18.96)%
---------------------------------------------------
Since Inception      (27.55)%  (27.86)%  (25.57)%
(August 31, 2000)**
---------------------------------------------------


* Since the Fund focuses its investments on companies involved in the media and telecommunications industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**   Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% per year until CDSC, which applies if shares are redeemed within the first year of purchase.


WHAT'S INSIDE

Your Investment in the Smith Barney
Global Media & Telecommunications Fund ....................................    1
A Message from the Chairman ...............................................    2
Fund at a Glance ..........................................................    3
Shareholder Letter ........................................................    4
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statement of Changes in Net Assets ........................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   17




                                  [SMITH BARNEY
                                   MUTUAL FUNDS
                                      LOGO]

--------------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       YOUR INVESTMENT IN THE SMITH BARNEY
                     GLOBAL MEDIA & TELECOMMUNICATIONS FUND

--------------------------------------------------------------------------------

Subadvised by Citigroup Asset Management Ltd., the Fund offers you the opportunity to participate in the long-term growth potential of the media and telecommunications industries. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to each market sector.



[GRAPHIC OMITTED]   AN INVESTMENT IN THE FUTURE OF GLOBAL MEDIA AND
                    TELECOMMUNICATIONS
                    An investment in the Fund represents an opportunity to take advantage of the anticipated growth and increasing importance of the media and telecommunications industries.
                    And while this sector has seen its fair share of challenges of late, we continue to view its long-term prospects favorably.

[GRAPHIC OMITTED]   DIVERSIFICATION IN A TARGETED SECTOR*
                    An investment in the Fund offers investors a way to invest in the broad range of companies shaping the media and telecommunications industries, both in the U.S. and abroad.
                    The Fund's investments may include companies in a wide range of industries such as broadcasting, media, and communications, among others.

[GRAPHIC OMITTED]   THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
                    THE RESEARCH SERIES
                    The Research Series is a selection of Smith Barney Mutual
                    Funds built on a foundation of substantial buy-side research under the direction of the subadviser. This series of funds focuses on potential opportunities from well-defined industries, sectors and trends.





*Please note that, because the Fund invests in a single industry, its shares do not represent a complete investment program, and the value of its shares may fluctuate more than shares invested in a broader range of industries.


            1 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries--most notably in the New Economy sectors of technology and telecommunications.


Our opinion is that the stock market in general has experienced a significant correction and appear to be in a period of consolidation. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in energy production in the U.S. In our view, the prospect of near-term tax relief is another positive factor.


Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, setting the stage for a possible recovery in the latter part of 2001.


Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which media or telecommunication company will perform better than the others over time. The subadviser's team of experienced professionals thoroughly researches a broad range of companies within a given sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, the subadviser seeks to offer you an opportunity for you to participate in those companies that it believes are best-positioned in their respective industries.


On April 1, 2001, Citibank, N.A., the fund's investment sub-adviser, transferred its asset management business, including investment management of the fund, to its newly formed affiliate, Citigroup Asset Management Ltd ("CAM"). The Fund anticipates that the current Citibank personnel will continue to subadvise the fund's portfolio through CAM. CAM is located at 100 Stamford Place, Stamford, Connecticut. The manager, Smith Barney Fund Management LLC, the sub-adviser and Citibank are subsidiaries of Citigroup Inc.


Thank you for your continued confidence in our investment management approach.

                 [PHOTO OF CHAIRMAN HEATH B. MCLENDON OMITTED]

                               HEATH B. MCLENDON
                                    CHAIRMAN
                               -----------------

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman
MAY 3, 2001



            2 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND VS. MSCI ALL-WORLD INDEX
--------------------------------------------------------------------------------
        AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) -- APRIL 30, 2001

[REPRESENTATION OF GRAPH IN PRINTED PIECE]

                SMITH BARNEY
               GLOBAL MEDIA+
          TELECOMMUNICATIONS FUND
                 CLASS A                MSCI ALL-WORLD INDEX*
          -----------------------       ---------------------
8/31/00          9500                         10000
9/30/00          8625                         9450.76
10/31/00         8733.33                      9265.86
11/30/00         7550                         8691.82
12/31/00         7454.85                      8837.01
1/31/01          8141.71                      9065.56
2/28/01          7119.8                       8303.94
3/31/01          6633.98                      7740.3
4/30/01          7245.45                      8300.29

A $10,000 investment in the Fund made on August 31, 2000 would have declined to $7,245 with sales charge (as of April 30, 2001). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

 *The Morgan Stanley Capital International All-World Index ("MSCI All-World") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

                         TOP TEN COMMON STOCK HOLDINGS*
-------------------------------------------------------------------------------
1.  AOL TIME WARNER INC ........................ 8.4%

2.  VODAFONE GROUP PLC ......................... 7.6

3.  SBC COMMUNICATIONS INC ..................... 7.4

4.  VERIZON COMMUNICATIONS INC ................. 7.1

5.  BELLSOUTH CORP ............................. 5.1

6.  NIPPON TELEGRAPH & TELEPHONE CO ............ 3.8

7.  QWEST COMMUNICATIONS
    INTERNATIONAL INC .......................... 3.4

8.  WALT DISNEY CO ............................. 3.2

9.  TELEFONICA, S.A ............................ 3.0

10. FRANCE TELECOM S.A ........................  2.9
-------------------------------------------------------------------------------
* As a percentage of total investments.

                              PORTFOLIO BREAKDOWN*

[REPRESENTATION OF PIE CHART IN PRINTED PIECE]

 1.9%        Australia
 0.9%        Brazil
 0.7%        Finland
 5.3%        France
 2.8%        Germany
 0.6%        Hong Kong

 4.2%        Italy
 4.5%        Japan
 2.9%        Mexico
 5.2%        Spain
10.7%        United Kingdom
60.3%        United States

             3 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Sector Series Inc.--Smith Barney Global Media & Telecommunications Fund ("Fund") for the six months ended April 30, 2001. In this report we have summarized the period's prevailing economic and market conditions, and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the subadviser and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 8 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

PERFORMANCE UPDATE

For the six months ended April 30, 2001, the Fund's Class A shares, without and with sales charges, generated negative returns of 17.04% and 21.19%, respectively. In comparison, the Morgan Stanley Capital International All-World Index ("MSCI All-World Index")(1) returned negative 10.42% for the same period. Please note that past performance is not indicative of future results.

OUR SECTOR INVESTING PROCESS

Our approach to global sector investing is based on exhaustive research that is intensely focused and led by a group of seasoned investment professionals with extensive industry expertise. Our team looks for analytical consistency through intensive modeling and strict application of a consistent valuation methodology.

The Fund's management team is made up of a group of seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in its global quest to identify and participate in what we deem to be attractive investment opportunities.

A THREE-STEP RESEARCH PROCESS

[REPRESENTATION OF CHART IN PRINTED PIECE]

                         A THREE-STEP RESEARCH PROCESS

          ---------------    --------------    -----------------
            Fundamental       Quantitative     Active Portfolio
             Research  ---->    Research  ---->   Management
          ---------------    --------------    -----------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.




-------------------------------------------------------------------------------

(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS IN AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


             4 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)

Our fundamental, proprietary research seeks to add value to active portfolio management by providing timely and unbiased information for our decision-making process. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

     o   superior products or services;

     o   outstanding managements;

     o   solid balance sheets;

     o   market leadership; and

     o   leading innovation

In the management team's opinion, these are the companies' strengths that can create real value and lead to strong earnings and sales growth, which ultimately drive stock prices.

THE RESEARCH PROCESS DEFINED

A valuation framework based on the Dividend Discount Model ("DDM") enables our analysts to estimate the "fair value" of each company. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is an accurate and consistent way to value securities. The DDM-based valuation process, in their view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation with other fundamental factors, such as earnings surprises, to come up with an investment rating on a company's stock.

THE GLOBAL MEDIA AND TELECOMMUNICATIONS FUND

We believe there are several key trends driving the growth of the global media and telecommunications industries, such as:

     o Deregulation that has continued to erode barriers to entry and stimulate competition on a global scale;

     o    Technological    advances    that   have    rapidly    improved    the
          price-performance of and demand for communications networks;

     o    The recent  explosion of the wireless and Internet  industries  due in
          large  part  to  strong  demand  for  worldwide  "anytime,   anywhere"
          connectivity;

     o Distribution of a wide range of new services and revenue opportunities requiring media content and data communications; and

     o Industry-wide consolidation due to a need for economies of scale and global reach.

Our technology team believes that their view of the media and telecommunications industries differs from many investment professionals. The two themes they draw from are:

     o GLOBAL COVERAGE AND LOCAL PRESENCE. The team looks to provide timely insights regarding cross-border consolidation and emerging technologies. The team is confident that their extensive research enables them to clearly evaluate the viability of companies' plans to expand internationally.


             5 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

     o CONSISTENT, LONG-TERM FORECASTS. The team believes that the lines between the media, telecommunications and technology industries are blurring. The team also believes "traditional" valuation methods used in evaluating the media and telecommunications industries do not take into consideration differing accounting standards and varying stages of development or market potential.

GLOBAL MEDIA & TELECOMMUNICATIONS SECTOR UPDATE

During the period, competitive forces definitely intensified, especially in the telecommunications industry. There were numerous new competitors, predominately in the long distance business. And these new competitors have begun to turn on their networks and compete aggressively for new customers. In our opinion, this latest wave of heightened competitive pressures has made an already challenging business even more difficult. Additionally, these forces have begun to show up in the profits and revenue of many long distance carriers and they have lowered their earnings expectations and face added pressures in growing revenues. In fact, revenue growth definitely decelerated among most of the large carriers; at the same time, margins have begun to face severe pressure.

In addition to greater competition, the revenues that were expected to flow in from carrying Internet data traffic have not been as high as carriers had previously hoped for. The failure of dot coms, the more rational spending by corporations on their purchasing of broadband and telecommunications services and web-hosting services has also hurt the global telecommunications industry.

There are three major sub-sectors covered by the Fund: long distance, wire line and wireless. With respect to the wireless sector, the story too is one of intensifying competition. In our view, the main reason is that we now have six national players that have been forged together over the past year. In addition, there were a number of mergers that have created six players, and these companies are now competing head to head for gaining access to subscribers. In fact, we saw these greater competitive pressures heating up in the fourth quarter of 2000 during the Christmas selling season.

During the period, the Fund had an underweight position in the long distance sector. After analyzing these new competitive pressures, we determined that it probably will take a long time for things to sort themselves out. On the wireless side, the Fund was basically neutral.

While we are bullish on the long-term prospects for the wireless industry, we expect that in the near-term, carriers are going to have difficulty meeting their earnings estimates. Yet, we remain positive on the long-term opportunities available in the U.S. market and we expect increasing traffic over the wireless networks. In our view, the trend towards wireless communications shows no signs of abating.


             6 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

MARKET OUTLOOK

We think competitive forces in the long distance carrier industry are probably not going to let up any time soon. Why? There are too many players in the industry, and it needs to consolidate. That is going to take some time, which is why we are still very cautious on the near-term prospects for the long distance sub-sector. As far as local service, we see much more stability of earnings and we think valuations are reasonably attractive at current levels.

For these reasons, we continued to own local telephone companies such as Verizon, BellSouth, SBC Communications and Alltel in the Fund during the period. In our opinion, local telephone companies that have more stable and defendable local businesses are beginning to take market share from the long distance operators. Additionally, the local telephone companies have also begun to see solid growth in their wireless operations due to overall acceleration in U.S. wireless penetration.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Global Media & Telecommunications Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


Citigroup Asset Management Ltd.

MAY 3, 2001


             7 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                             APRIL 30, 2001
-------------------------------------------------------------------------------

     SHARES                                                      SECURITY                                               VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
AUSTRALIA -- 1.9%
         21,052     News Corp. (Media)                                                                                $169,687
----------------------------------------------------------------------------------------------------------------------------------
BRAZIL -- 0.9%
          4,475     Tele Norte Leste Participacoes ADRs (Telecommunication Services)                                    78,223
----------------------------------------------------------------------------------------------------------------------------------
FINLAND -- 0.7%
          5,602     Sonera Oyj (Telecommunication Services)                                                             61,980
----------------------------------------------------------------------------------------------------------------------------------
FRANCE -- 5.3%
          3,000     Vivendi Universal (Media)                                                                          207,750
          3,424     France Telecom S.A. (Telecommunication Services)                                                   249,111
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       456,861
----------------------------------------------------------------------------------------------------------------------------------
GERMANY -- 2.8%
          9,392     Deutsche Telekom AG (Telecommunication Services)                                                   243,325
----------------------------------------------------------------------------------------------------------------------------------
HONG KONG -- 0.6%
         148,000    Pacific Century* (Telecommunication Services)                                                       50,763
----------------------------------------------------------------------------------------------------------------------------------
ITALY -- 4.2%
         16,285     Telecom Italia S.P.A. (Telecommunication Services)                                                 181,044
         26,110     T.I.M. S.P.A. (Telecommunication Services)                                                         179,537
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       360,581
----------------------------------------------------------------------------------------------------------------------------------
JAPAN -- 4.5%
             52     Nippon Telegraph & Telephone Co.* (Telecommunication Services)                                     331,615
              3     NTT DoCoMo, Inc. (Telecommunication Services)                                                       61,668
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       393,283
----------------------------------------------------------------------------------------------------------------------------------
MEXICO -- 2.9%
         81,041     Grupo Televisa* (Media)                                                                            150,705
          2,900     Telefonos De Mexico S.A. ADRs (Telecommunication Services)                                         100,340
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       251,045
----------------------------------------------------------------------------------------------------------------------------------
SPAIN -- 5.2%
         8,255      Sogecable, S.A.* (Media)                                                                           186,036
        15,505      Telefonica, S.A.* (Telecommunication Services)                                                     262,480
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       448,516
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES -- 60.3%
          8,104     AT&T Corp. (Telecommunication Services)                                                            180,557
          9,487     AT&T Corp.-- Liberty Media Corporation* (Media)                                                    151,792
          1,703     ALLTEL Corp. (Telecommunication Services)                                                           93,001
         14,405     AOL Time Warner Inc. (Media)                                                                       727,453
         10,508     Bellsouth Corp. (Telecommunication Services)                                                       440,916
          6,919     Fox Entertainment Group Inc.* (Media)                                                              158,791
         10,171     GM Corporation Class H* (Communications Equipment)                                                 216,134
          5,017     Interpublic Group of Companies, Inc. (Media)                                                       170,327
          4,062     New York Times Co. (Media)                                                                         166,664
          4,720     Nextel Communications Inc.* (Telecommunication Services)                                            76,700
          2,533     Omnicom Group (Media)                                                                              222,524
          7,169     Qwest Communications International Inc.* (Telecommunication Services)                              293,212
         15,592     SBC Communications Inc. (Telecommunication Services)                                               643,170



                       SEE NOTES TO FINANCIAL STATEMENTS.


             8 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                 APRIL 30, 2001
-------------------------------------------------------------------------------

     SHARES                                                      SECURITY                                               VALUE
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
          2,206     Scripps Co. (E.W.) Class A (Media)                                                              $  141,669
          4,075     Univision Communications Inc.* (Media)                                                             178,118
         11,082     Verizon Communications Inc. (Telecommunication Services)                                           610,286
          4,340     Viacom Inc. Class A* (Media)                                                                       225,940
          1,370     Viacom Inc. Class B* (Media)                                                                        71,925
          9,195     Walt Disney Co. (Media)                                                                            278,149
          9,073     Worldcom Inc.* (Telecommunication Services)                                                        165,582
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     5,212,910
-------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM -- 10.7%
         6,914      British Sky Broadcast* (Media)                                                                      86,542
        15,258      British Telecommunications Plc. (Telecommunication Services)                                       121,792
         3,768      Reuters Group (Media)                                                                               55,249
       217,262      Vodafone Group Plc. (Telecommunication Services)                                                   659,659
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       923,242
-------------------------------------------------------------------------------------------------------------------------------

                    TOTAL COMMON STOCK
                    (Identified Cost-- $10,148,293)+                                                                $8,650,416
-------------------------------------------------------------------------------------------------------------------------------

ADRS -- AMERICAN DEPOSITARY RECEIPTS

* NON-INCOME PRODUCING SECURITY.

+ AGGREGATE COST FOR FEDERAL INCOME TAXES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.



             9 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  APRIL 30, 2001
-------------------------------------------------------------------------------



ASSETS:
     Investments, at value (Cost-- $10,148,293)                                                     $  8,650,416
     Foreign currency, at value (Cost-- $16,152)                                                          16,001
     Cash                                                                                                102,229
     Receivable for Fund shares sold                                                                      43,678
     Receivable from the Manager (Note 10)                                                                61,963
     Dividends and interest receivable                                                                    11,950
------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                      8,886,237
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Accrued expenses and other liabilities                                                               49,592
------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                    49,592
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                      $8,836,645
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                                                      $    1,025
     Capital paid in excess of par value                                                              11,192,164
     Accumulated net investment loss                                                                     (51,168)
     Accumulated net realized loss from security transactions and foreign currencies                    (807,314)
     Net unrealized depreciation of investments                                                       (1,498,062)
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                      $8,836,645
------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A                                                                                             167,218
------------------------------------------------------------------------------------------------------------------
     Class B                                                                                             528,858
------------------------------------------------------------------------------------------------------------------
     Class L                                                                                             328,636
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                                                        $8.65
------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                             $8.62
------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                            $8.62
------------------------------------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                                     $9.11
------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                     $8.71
------------------------------------------------------------------------------------------------------------------


* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.




                       SEE NOTES TO FINANCIAL STATEMENTS.


            10 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------


FOR THE SIX MONTHS ENDED APRIL 30, 2001
INVESTMENT INCOME:
     Dividends                                                                                      $    42,538
     Interest                                                                                             3,879
     Less: Foreign withholding tax                                                                       (1,800)
----------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                             44,617
----------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                                            34,920
     Distribution fees (Note 2)                                                                          37,715
     Registration fees                                                                                   69,229
     Shareholder communications                                                                          12,586
     Custody fees                                                                                         8,214
     Audit fees                                                                                           6,000
     Legal fees                                                                                           5,974
     Directors' fees                                                                                      5,172
     Transfer Agent fees                                                                                  3,698
     Other                                                                                                5,631
----------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                     189,139
     Less: expenses assumed by the Manager (Note 10)                                                    (61,963)
     Less: aggregate amount waived by the Manager (Note 2)                                              (34,920)
----------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                                                                        92,256
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                     (47,639)
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security (excluding short-term securities) and foreign currency transactions                   (752,959)
----------------------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                                                           (916,086)
----------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                              (1,669,045)
----------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                              $(1,716,684)
================================================================================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.

            11 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------




                                                                                                          AUGUST 31, 2000
                                                                            SIX MONTHS ENDED               (COMMENCEMENT
                                                                             APRIL 30, 2001               OF OPERATIONS)
                                                                               (UNAUDITED)              TO OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                                                         $ (47,639)                    $ (3,724)
     Net realized loss                                                            (752,959)                     (26,774)
     Decrease in net unrealized depreciation                                      (916,086)                    (581,976)
------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                                     (1,716,684)                    (612,474)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                         (39,150)                          --
------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                            3,788,046                    9,538,770
     Net asset value of shares issued for reinvestment of dividends                 37,565                           --
     Cost of shares reacquired                                                  (1,994,327)                    (165,101)
------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                         1,831,284                    9,373,669
------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                              75,450                    8,761,195
NET ASSETS:
     Beginning of period                                                         8,761,195                           --
------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                             $8,836,645                   $8,761,195
==============================================================================================================================
* Includes accumulated net investment loss and
  undistributed net investment income:                                           $ (51,168)                 $    35,621
==============================================================================================================================





                       SEE NOTES TO FINANCIAL STATEMENTS.


            12 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

The Smith Barney Global Media & Telecommunications Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund, and Smith Barney Global Technology Fund. The Fund commenced operations on August 31, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $11,764 from paid in capital, $17,210 from accumulated net realized loss and $28,974 to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this adjustment; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.

            13 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------


2.  MANAGEMENT AGREEMENT AND
    OTHER TRANSACTIONS

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citibank N.A., (the Subadviser), an affiliate of SBFM. On April 1, 2001, Citibank, N.A. the Fund's subadviser, transferred its asset management business, including investment management of the Fund to its newly formed affiliate, Citigroup Asset Management Ltd. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $34,920, all of which was voluntarily waived for the six months ended April 30, 2001.

Salomon Smith Barney Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, the Fund paid transfer agent fees of $2,255 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended April 30, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:


                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------------------
CDSCs                            $--         $--        $ 2,000
-------------------------------------------------------------------------------
Sales charges                $35,000         $--        $10,000
-------------------------------------------------------------------------------
Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the six months ended April 30, 2001, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------------------
Distribution Plan Fees       $1,978        $22,814      $12,923
-------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3.  INVESTMENTS

During the period ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                             $4,320,411
-------------------------------------------------------------------------------
Sales                                                 $2,570,504
-------------------------------------------------------------------------------

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                      $   231,617
Gross unrealized depreciation                       (1,729,645)
-------------------------------------------------------------------------------
Net unrealized depreciation                        $(1,498,028)
-------------------------------------------------------------------------------

4. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2001, the Fund had no open forward foreign currency contracts.

            14 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------


5.  OPTION CONTRACTS

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended April 30, 2001, the Fund did not write any options.

6.  FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Fund had no open futures contracts.

7.  REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

8.  CONCENTRATION OF RISKS

The  Fund   intends   to  invest  at  least  80%  of  its   assets  in  media  &
telecommunications related investments. As a result of this concentration policy, which is a fundamental policy of the


             15 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Funds' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


9.  CAPITAL SHARES

At April 30, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------------------
Total Paid-in Capital      $1,815,652    $5,886,013  $3,491,524
-------------------------------------------------------------------------------


10. ASSUMPTION OF EXPENSES

The Manager has voluntarily agreed to pay a portion of the expenses of the Fund for the six months ended April 30, 2001, which amounted to $61,963 to maintain a voluntary expense limitation of 1.50%, 2.25% and 2.25% for Class A, Class B and Class L Shares, respectively, of each classes of shares average daily net assets. This voluntary expense limitation may be discontinued at any time.



Transactions in shares of each class were as follows:




                                                  SIX MONTHS ENDED                               AUGUST 31, 2000
                                                   APRIL 30, 2001                         (COMMENCEMENT OF OPERATIONS)
                                                     (UNAUDITED)                               TO OCTOBER 31, 2000
                                      ---------------------------------------      --------------------------------------------
                                           SHARES                  AMOUNT                 SHARES                 AMOUNT
===============================================================================================================================
CLASS A
Shares sold                               188,897               $ 1,709,385               119,238              $1,323,986
Shares issued on reinvestment               1,040                     9,251                    --                      --
Shares reacquired                        (140,776)               (1,213,065)               (1,181)                (11,995)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                               49,161               $   505,571               118,057              $1,311,991
===============================================================================================================================
CLASS B
Shares sold                                84,895               $   792,467               509,391              $5,706,545
Shares issued on reinvestment               2,057                    18,289                    --                      --


Shares reacquired                         (56,073)                 (510,217)              (11,412)               (114,878)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                               30,879               $   300,539               497,979              $5,591,667
===============================================================================================================================
CLASS L
Shares sold                               137,567               $ 1,286,194               224,522              $2,508,239
Shares issued on reinvestment               1,128                    10,025                    --                      --
Shares reacquired                         (30,954)                 (271,045)               (3,627)                (38,228)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                              107,741               $ 1,025,174               220,895              $2,470,011
===============================================================================================================================


            16 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:



                                                                                           AUGUST 31, 2000
                                                             SIX MONTHS ENDED             (COMMENCEMENT OF
                                                              APRIL 30, 2001               OPERATIONS) TO
CLASS A SHARES                                                  (UNAUDITED)               OCTOBER 31, 2000*
==============================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.48                       $11.40
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.01)                       (0.09)
   Net realized and unrealized loss                                   (1.78)                       (0.83)
--------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (1.79)                       (0.92)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                              (0.04)                         --
   Net realized gain                                                     --                          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.04)                         --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $8.65                       $10.48
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (17.04)%++                    (8.07)%++
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $1,447                       $1,237
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.50%+                      1.52%+
   Net investment income (loss)                                       (0.44)%+                      0.35%+
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  30%                           3%
==============================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR
      FEES, THE NET INVESTMENT INCOME (LOSS) PER SHARE AND
      THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                                  $(0.15)                      $(0.09)
      RATIOS:
      Expenses to average net assets                                   3.72%+                       7.08%+
      Net investment loss to average net assets                       (2.66)%+                     (5.21)%+
==============================================================================================================

 * NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.
 +  ANNUALIZED.
 ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE
    TOTAL RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

            17 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:



                                                                                           AUGUST 31, 2000
                                                             SIX MONTHS ENDED             (COMMENCEMENT OF
                                                              APRIL 30, 2001               OPERATIONS) TO
CLASS B SHARES                                                  (UNAUDITED)               OCTOBER 31, 2000*
===============================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.47                       $11.40
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.02)                       (0.10)
   Net realized and unrealized loss                                   (1.79)                       (0.83)
---------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (1.81)                       (0.93)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                              (0.04)                         --
   Net realized gain                                                     --                          --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.04)                         --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $8.62                       $10.47
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (17.32)%++                    (8.16)%++
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $4,558                       $5,212
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%+                       2.29%+
   Net investment loss                                                (1.19)%+                     (0.36)%+
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  30%                           3%
===============================================================================================================

NOTE: IF AGENTS OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF
      THEIR  FEES,  THE NET  INVESTMENT  LOSS PER SHARE AND THE RATIOS
      WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                                  $(0.13)                      $(0.10)
      RATIOS:
      Expenses to average net assets                                   4.47%+                       7.85%+
      Net investment loss to average net assets                       (3.41)%+                     (5.92)%+
===============================================================================================================


 * NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY
   NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

            18 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:



                                                                                           AUGUST 31, 2000
                                                             SIX MONTHS ENDED             (COMMENCEMENT OF
                                                              APRIL 30, 2001               OPERATIONS) TO
CLASS L SHARES                                                  (UNAUDITED)               OCTOBER 31, 2000*
==============================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.47                       $11.40
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.02)                       (0.10)
   Net realized and unrealized loss                                   (1.79)                       (0.83)
--------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (1.81)                       (0.93)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                              (0.04)                          --
   Net realized gain                                                     --                           --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.04)                          --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $8.62                       $10.47
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (17.31)%++                    (8.16)%++
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $2,832                       $2,312
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%+                       2.28%+
   Net investment loss                                                (1.19)%+                     (0.40)%+
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  30%                           3%
==============================================================================================================
NOTE:IF AGENTS OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR  FEES,  THE NET  INVESTMENT
     LOSS PER SHARE AND THE RATIOS
     WOULD HAVE BEEN AS FOLLOWS:
     Net investment loss per share                                   $(0.13)                      $(0.10)
     RATIOS:
     Expenses to average net assets                                    4.47%+                       7.85%+
     Net investment loss to average net assets                        (3.41)%+                     (5.96)%+
===============================================================================================================

  *   NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE
      OF SHARES DURING THE PERIOD.
  +   ANNUALIZED.
  ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.



                       SEE NOTES TO FINANCIAL STATEMENTS.


            19 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                     2001 Semi-annual Report to Shareholders

                      (This page intentionally left blank.)

SMITH BARNEY
GLOBAL MEDIA & TELECOMMUNICATIONS FUND

    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus

    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    Smith Barney Fund Management LLC

    INVESTMENT SUBADVISER
    Citigroup Asset Management Ltd.

    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors Inc.

    CUSTODIAN
    State Street Bank & Trust Co.

    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

     SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND
-------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Global Media & Telecommunications Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY GLOBAL MEDIA &
   TELECOMMUNICATIONS FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds


                                                     [SALOMON SMITH BARNEY LOGO]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02131  6/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                             GLOBAL TECHNOLOGY FUND

              RESEARCH SERIES | SEMI-ANNUAL REPORT | APRIL 30, 2001
--------------------------------------------------------------------------------



                                 [SMITH BARNEY
                                   MUTUAL FUND
                                      LOGO]






--------------------------------------------------------------------------------
             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
--------------------------------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series

Semi-Annual Report o April 30, 2001

SMITH BARNEY GLOBAL
TECHNOLOGY FUND

CITIGROUP ASSET MANAGEMENT LTD.

Citigroup Asset Management Ltd. ("CAM") is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

FUND FACTS

FUND INCEPTION
-----------------------------------------------
August 31, 2000

               CLASS A    CLASS B     CLASS L
-----------------------------------------------
NASDAQ         STFAX         --        SBGTX
-----------------------------------------------
INCEPTION     8/31/00     8/31/00     8/31/00
-----------------------------------------------

Smith Barney Global Technology Fund*
Total Returns as of April 30, 2001 (Unaudited)


                                  WITHOUT SALES CHARGES(1)
                               Class A     Class B    Class L
-----------------------------------------------------------------
Six Months**                  (30.55)%    (30.80)%    (30.80)%
-----------------------------------------------------------------
Since Inception
(August 31, 2000)**           (46.51)%    (46.77)%    (46.77)%
-----------------------------------------------------------------


                                   WITH SALES CHARGES(2)
                               Class A     Class B    Class L
-----------------------------------------------------------------
Six Months**                  (34.02)%    (34.26)%   (32.18)%
-----------------------------------------------------------------

Since Inception
(August 31, 2000)**           (49.19)%   (49.43)%    (47.83)%
-----------------------------------------------------------------


* Since the Fund focuses its investments on companies involved in technology, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**   Not Annualized

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase.Thereafter, this CDSCdeclines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.


WHAT'S INSIDE

Your Investment in the Smith Barney
Global Technology Fund ....................................................    1
AMessage from the Chairman ................................................    2
Fund at a Glance ..........................................................    3
Shareholder Letter ........................................................    4
Schedule of Investments ...................................................    7
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statement of Changes in Net Assets ........................................   11
Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   16


                                 [SMITH BARNEY
                                  MUTUAL FUNDS
                                      LOGO]


--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           YOUR INVESTMENT IN THE SMITH BARNEY GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


EXPOSURE TO GROWTH OPPORTUNITIES

Subadvised by Citigroup Asset Management Ltd., the Fund seeks long-term capital appreciation through exposure to the global technology industry.



[GRAPHIC OMITTED]   INNOVATION THAT TRANSFORMS THE WORLD

                    Technological innovation has changed the world. As further advancements continue to be made in many different areas around the globe, it may be beneficial to maintain broad exposure to global technology companies. The subadviser continually monitors the global changes taking place, and looks to offer investors access to companies on the leading edge of technology.


[GRAPHIC OMITTED]   DIVERSIFICATION IN A TARGETED SECTOR*

                    An investment in the Fund offers investors a way to invest in a broad range of companies in the technology sectors both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries, such as computers, semi-conductors, software, electronics and communications.

[GRAPHIC OMITTED]   THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
                    THE RESEARCH SERIES

                    The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of the subadviser. This series of funds focus on potential opportunities from well-defined industries, sectors and trends.



* Please note that, because the Fund invests in a single industry, its shares do not represent a complete investment program, and the value of its shares may fluctuate more than shares invested in a broader range of industries.



 1 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries--most notably in the New Economy sectors of technology and telecommunications.


Our opinion is that the stock market in general has experienced a significant correction and appears to be in a period of consolidation. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in energy production in the U.S. In our view, the prospect of near-term tax relief is another positive factor.


Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, setting the stage for a possible recovery in the latter part of 2001.

Although most of us recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector will perform better than the others over time. The subadviser's team of experienced professionals thoroughly researches a broad range of companies within the sector and carefully analyzes them, looking to identify those companies that they believe offer the greatest growth potential over the long term. Through this exhaustive and proprietary process, the subadviser seeks to offer you an opportunity to participate in the companies that it believes are best positioned within their respective industries.

On April 1, 2001, Citibank, N.A., the Fund's investment subadviser, transferred its asset management business, including investment management of the Fund, to an affiliate, Citigroup Asset Management Ltd. ("CAM"). The Fund anticipates that the current Citibank personnel will continue to sub-advise the Fund's portfolio through CAM. CAM is located at 4th Floor, Cottons Centre, Box 200 Hays Lane, London SE1 2QT. The manager, Smith Barney Fund Management LLC, the subadviser and Citibank are subsidiaries of Citigroup Inc.

Thank you for your continued confidence in our investment management approach.

 Sincerely,

/s/  Heath B. McLendon

 Heath B. McLendon
 Chairman

 May 3, 2001
                                [PHOTO OMITTED]

                               HEATH B. MCLENDON
                                    CHAIRMAN
                                ----------------

 2 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY GLOBAL TECHNOLOGY FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY GLOBAL TECHNOLOGY FUND VS. MSCI ALL-WORLD INDEX
--------------------------------------------------------------------------------

          AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS)--APRIL 30, 2001

                  [Representation of graph in printed piece.]

               SMITH BARNEY GLOBAL     MSCI
                 TECHNOLOGY FUND    INFORMATION            MSCI
                    CLASS A          TECHNOLOGY      ALL-WORLD INDEX+
               -------------------  -----------      ----------------
 8/31/00             9500             10000             10000
 9/30/00             7750              9450.76           8142.22
10/31/00             7316.67           9265.86           7492.45
11/30/00             6225              8691.82           6198.74
12/31/00             5743.71           8837.01           5684.73
 1/31/01             6464.82           9065.56           6467.66
 2/28/01             4846.52           8303.94           4773.73
 3/31/01             4326.65           7740.3            4123.86
 4/30/01             5081.3            8300.29           4898.62


A $10,000 investment in the Fund made on August 31, 2000 would have declined to $5,081 with sales charge (as of April 30, 2001). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

+ The Morgan Stanley Capital International All-World Index ("MSCI All-World Index") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

++ The Morgan Stanley Capital International Information Technology Index ("MSCI Information Technology Index") is comprised of assets from MSCI's developed and emerging markets universes and includes assets from the information technology sector as defined by Morgan Stanley Dean Witter's "Global Industry Classification Standard." The index is composed of the developed and emerging markets countries in the MSCI World Extended and EMF Indices. The index constituents are weighted according to their market capitalizations. Each country's weight within the index will fluctuate over time according to market movements. The index is calculated without dividends and with gross dividends reinvested and is calculated in U.S. dollars and local currency. Past performance is not indicative of future results. Please note than an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------


 1. MICROSOFT CORP ..............................................11.0%

 2. INTEL CORP .................................................. 7.5

 3. INTERNATIONAL BUSINESS MACHINES CORP ........................ 7.2

 4. NOKIA OYJ ................................................... 6.4

 5. CISCO SYSTEMS INC ........................................... 4.4

 6. ORACLE CORP ................................................. 3.4

 7. CANON INC ................................................... 3.1

 8. SAP AG ...................................................... 3.0

 9. ERICSSON TELECOMMUNICATIONS ................................. 2.9

10. EMCCORP ....................................................  2.8

--------------------------------------------------------------------------------

* As a percentage of total investments.

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------


                [Representation of pie chart in printed piece.]

 2.1%    CANADA
 1.0%    UNITED KINGDON
 2.9%    GERMANY
 2.3%    SHORT-TERM
 2.9%    SWEDEN
 5.0%    FRANCE
 6.4%    FINLAND
11.4%    JAPAN
66.0%    UNITED STATES


 3 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Sector Series Inc.--Smith Barney Global Technology Fund (OFundO) for the six months ended April 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions, and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the subadviser and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

PERFORMANCE UPDATE

For the six months ended April 30, 2001, the Fund's Class A shares, without and with sales charges, returned negative 30.55% and negative 34.02%, respectively. In comparison, the Morgan Stanley Capital International All-World Index ("MSCI All-World Index")(1) returned negative 10.42% and the Morgan Stanley Capital International Information Technology Index ("MSCI Technology Index")(2) returned negative 34.62% for the same period. Please note that past performance is not indicative of future results.

OUR SECTOR INVESTING PROCESS

Our approach to sector investing is based on exhaustive research. The Fund's management team is made up of a group of high-quality, seasoned investment and research professionals who follow a systematic and rigorous strategy designed to provide the right exposure to various industries within any particular sector they cover. Our exhaustive fundamental research evaluates a universe of businesses in our global quest to identify and participate in what we deem are attractive investment opportunities.

                         A THREE STEP RESEARCH PROCESS

                 -----------        -------------      ----------------
                 FUNDAMENTAL        QUANTITATIVE       ACTIVE PORTFOLIO
                   RESEARCH ------->  RESEARCH  ------->   MANAGEMENT
                 -----------        -------------      ----------------

We apply a proprietary, systematic, risk-conscious approach to investing. We combine fundamental research, quantitative research and active portfolio management to create portfolios that we think should generate competitive returns while helping to moderate risk over time.

---------

(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS IN AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) THE MSCI INFORMATION TECHNOLOGY INDEX IS COMPRISED OF ASSETS FROM MSCI'S DEVELOPED AND EMERGING MARKETS UNIVERSES AND INCLUDES ASSETS FROM THE INFORMATION TECHNOLOGY SECTOR AS DEFINED BY MORGAN STANLEY DEAN WITTER'S "GLOBAL INDUSTRY CLASSIFICATION STANDARD." THE INDEX IS COMPOSED OF DEVELOPED AND EMERGING MARKETS COUNTRIES IN THE MSCI WORLD EXTENDED AND EMF INDICES. THE INDEX CONSTITUENTS ARE WEIGHTED ACCORDING TO THEIR MARKET CAPITALIZATIONS. EACH COUNTRY'S WEIGHT WITHIN THE INDEX WILL FLUCTUATE OVER TIME ACCORDING TO MARKET MOVEMENTS. THE INDEX IS CALCULATED WITHOUT DIVIDENDS AND WITH GROSS DIVIDENDS REINVESTED AND IS CALCULATED IN U.S. DOLLARS AND LOCAL CURRENCY. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     MANAGEMENT BELIEVES THAT THE PERFORMANCE COMPARISON TO THE SPECIFIC INDEX IS A MORE APPROPRIATE COMPARISON THAN A COMPARISON TO ANY SINGLE
     BROAD-BASED  SECURITIES  MARKET INDEX,  SUCH AS THE MSCI  ALL-WORLD  INDEX,

     BECAUSE THE SPECIFIC INDEX HAS BEEN TAILORED TO THE FUND'S INVESTMENT OBJECTIVE. IN ADDITION TO THIS SECTOR-SPECIFIC COMPARISON, HOWEVER, THE FUND WILL CONTINUE TO COMPARE ITS PERFORMANCE AGAINST MORE BROADLY-BASED SECURITIES MARKET INDEXES WHICH ARE REQUIRED TO BE INCLUDED IN THIS PROSPECTUS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


 4 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

In our view, there can be no substitute for in-depth analysis, which can often provide a significant competitive edge in understanding company fundamentals. (Of course, no assurances can be made that our approach will ultimately be successful.)

Our fundamental, proprietary research seeks to add value to active portfolio management by providing timely and unbiased information for our decision-making process. Our team conducts on-site company visits and exhaustive research to uncover the companies that they think have:

o superior products or services;

o outstanding managements;

o solid balance sheets;

o market leadership; and

o leading innovation.

In the management team's opinion, these are the strengths that can create real value and lead to strong earnings and sales growth, which ultimately drive stock prices.

THE RESEARCH PROCESS DEFINED

A valuation framework based on the Dividend Discount Model (ODDMO) enables our analysts to estimate the Ofair valueO of each company. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price.

We believe this is an accurate and consistent way to value securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation with other fundamental factors, such as earnings surprises, to come up with an investment rating on a company's stock.

THE SMITH BARNEY GLOBAL TECHNOLOGY FUND

Unlike many "thematic" technology research efforts, our technology team uses both "top-down" and "bottom-up" strategies to identify promising companies they believe may offer long-term growth potential.

Our "top-down" assessment involves looking closely at the major trends, current events, high-level growth drivers and the structural assessment of profitability impacting the technology industry. This assessment also involves examining a company's management capability and its competitive position by determining which factors drive demand.

The team's "bottom-up" assessment relies on looking at individual companies' participation in the marketplace, their market share projections, cost structure and investment requirements, in addition to growth estimates and treatment of market share tradeoffs. To ensure internal consistency in assessing technology companies, our team has developed an integrated view of technology consistent across regions and within sub-sectors of the technology industry.

GLOBAL TECHNOLOGY SECTOR UPDATE

The modest rebound in technology stocks in January reversed sharply in February as prospects for an additional easing by the Federal Reserve Board (the "Fed") faded while continued earnings growth concerns took center stage with preannouncements from industry bellwethers Cisco, Sun Microsystems, EMC, Nortel and Oracle. Moreover, the earnings disappointments spread to newer technology leaders such JDS Uniphase, Corning, PMC-Sierra, Broadcom and Brocade Communications--the worst one-month showing since November of 2000. While the first quarter of 2001 is typically a seasonally weak period for technology stocks, this period was especially weak given the unusually strong earnings growth delivered in the first quarter a year ago.


 5 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

As the technology sector continued its slide in March 2001, we believed that each company's valuation became more important in technology investing. During the latter stages of the period, our technology analysts began to uncover what they thought were bargains in the global technology sector. Technology stocks finished the period sharply higher. In our opinion, this April technology rally was driven by a combination of factors such as the end of pre-release earnings season, the projections of a few technology bellwether companies that the worst was over, and additional interest rate reductions by the Fed.

MARKET OUTLOOK

In our view, global technology investing has once again become about picking the right stocks at the right prices versus just identifying and owning great companies. That said, we continue to be bullish on the long-term fundamental outlook for global technology as we continue to adhere to our disciplined valuation investment process. While there may be a further correction in technology stocks, particularly if North American economic weakness spreads to Europe and Asia, we continue to believe that demand will improve longer term.

We look for undervalued companies that we believe have excellent product portfolios, strategic competitive positions and the financial and managerial talent to weather the current downturn in information technology spending. These companies may emerge stronger in the next economic upturn.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Global Technology Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

Citibank Global Asset Management Ltd.

May 3, 2001



 6 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                             APRIL 30, 2001
--------------------------------------------------------------------------------




     SHARES                                                      SECURITY                                          VALUE
===========================================================================================================================
COMMON STOCK-- 97.7%
Canada-- 2.1%
          6,889     Nortel Networks Corp. (Telecommunications)                                                  $105,221
---------------------------------------------------------------------------------------------------------------------------
Finland-- 6.4%
          9,890     Nokia Oyj (Telecommunications)                                                               327,304
---------------------------------------------------------------------------------------------------------------------------
France-- 5.0%
          2,100     Alcatel (Telecommunications)                                                                  68,380
            565     Cap Gemini (IT Consulting & Services)                                                         81,661
            436     Sagem SA (Telecommunications)                                                                 35,589
          1,700     STMicroelectronics NV (Electronic Equipment & Instruments)                                    68,554
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 254,184
---------------------------------------------------------------------------------------------------------------------------
Germany-- 2.9%
            949     SAP AG (Computer Software)                                                                   151,139
---------------------------------------------------------------------------------------------------------------------------
Japan-- 11.4%
            300     Advantest (Semiconductor Equipment & Products)                                                34,403
          4,000     Canon Inc. (Office Electronics)                                                              156,679
          2,000     Fujitsu Group (Computers & Peripherals)                                                       27,516
          5,000     Hitachi (Electronic Equipment & Instruments)                                                  46,494
            800     Kyocera Corp. (Electronic Equipment & Instruments)                                            76,462
          1,000     Murata Manufacturing Co., Ltd. (Semiconductor Equipment & Products)                           84,085
          2,000     NEC Corp. (Computers & Peripherals)                                                           36,498
            700     Rohm Co. (Semiconductor Equipment & Products)                                                123,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 585,635
---------------------------------------------------------------------------------------------------------------------------
Sweden-- 2.9%
         23,099     Ericsson Telecommunications (Telecommunications)                                             148,648
---------------------------------------------------------------------------------------------------------------------------
United Kingdom-- 1.0%
         8,760      Marconi Plc (Telecommunications)                                                              51,315
---------------------------------------------------------------------------------------------------------------------------
United States-- 66.0%
            602     AOL Time Warner* (Internet Software & Services)                                               30,401
          1,708     Applied Materials Inc.* (Electronic Product Equipment)                                        93,257
          1,167     Broadcom Corp.* (Semiconductor Equipment & Products)                                          48,501
         13,201     Cisco Systems Inc.* (Computer Software)                                                      224,153
          3,372     Corning Inc. (Telecommunications)                                                             74,083
          4,467     Dell Computer Corp.* (Electronic Data Processing Services)                                   117,214
          3,571     EMC Corp.* (Computers & Peripherals)                                                         141,412
          2,106     Electronics Data Systems Corp. (Electronic Data Processing Services)                         135,837
          1,387     First Data Corp. (Electronic Data Processing Services)                                        93,539
          1,191     General Motors - Hughes Electronics (Telecommunications)                                      25,309
          3,233     Hewlett Packard Co. (Computers & Peripherals)                                                 91,914
         12,354     Intel Corp. (Semiconductor Equipment & Products)                                             381,862
          3,202     International Business Machines Corp. (Computers & Peripherals)                              368,678
          5,244     JDS Uniphase Corp.* (Electronic Products)                                                    112,169
          5,688     Lucent Technologies Inc. (Telecommunications)                                                 56,937
          2,024     Microchip Technology Inc.* (Semiconductor Equipment & Products)                               58,554
          1,134     Micron Technology Inc.* (Semiconductor Equipment & Products)                                  51,461
          8,320     Microsoft Corp.* (Computer Software)                                                         563,680


                       SEE NOTES TO FINANCIAL STATEMENTS.




 7 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                 APRIL 30, 2001
--------------------------------------------------------------------------------

     SHARES                                                      SECURITY                                               VALUE
=============================================================================================================================
UNITED STATES (continued)
          4,070     Motorola Inc. (Telecommunications)                                                              $  63,289
         12,583     Oracle Corp.* (Computer Software)                                                                 203,341
          1,758     Qualcomm Inc.* (Telecommunications)                                                               100,839
          2,940     Siebel System Inc* (Applications Software)                                                        134,005
          1,821     Solectron Corp.* (Electronic Equipment & Instruments)                                              46,343
          1,541     Symbol Technologies Inc. (Electrical Equipment)                                                    48,526
          3,115     Texas Instruments Inc. (Semiconductor Equipment & Products)                                       120,551
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,385,855
------------------------------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Identified Cost $7,443,741)                                                                    5,009,301
=============================================================================================================================
      FACE
     AMOUNT                                                      SECURITY                                          VALUE
=============================================================================================================================
DISCOUNT NOTE-- 2.3%
      $118,000      Federal National Mortgage Discount Note
                    4.53% due 5/01/01
                    (Identified Cost $118,000)                                                                        118,000
=============================================================================================================================
                    TOTAL INVESTMENTS-- 100%
                    (Identified Cost $7,561,741)+                                                                  $5,127,301
==============================================================================================================================

*    NON-INCOME PRODUCING SECURITY.

+    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.


 8 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                APRIL 30, 2001
-------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost--$7,561,741)                 $5,127,301
     Foreign currency, at value (Cost--$115)                         114
     Cash                                                            835
     Receivable for Fund shares sold                              11,689
     Dividends and interest receivables                            1,043
     Receivable from the Manager (Note 10)                        83,631
-------------------------------------------------------------------------------
     Total Assets                                              5,224,613
-------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                             29,276
     Distribution fees payable                                     3,044
     Payable for Fund shares purchased                             2,678
     Accrued expenses and other liabilities                       45,505
-------------------------------------------------------------------------------
     TOTAL LIABILITIES                                            80,503
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $5,144,110
===============================================================================
NET ASSETS:
     Par value of capital shares                                     850
     Capital paid in excess of par value                       8,292,869
     Accumulated net investment loss                             (44,749)
     Accumulated net realized loss
        from security transactions and foreign currencies       (670,767)
     Net unrealized depreciation
        of investments and foreign currencies                 (2,434,093)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $5,144,110
===============================================================================
SHARES OUTSTANDING:
       Class A                                                   218,777
      -------------------------------------------------------------------------
       Class B                                                   280,115
      -------------------------------------------------------------------------
       Class L                                                   352,435
      -------------------------------------------------------------------------
NET ASSET VALUE:
       Class A (and redemption price)                              $6.06
      -------------------------------------------------------------------------
       Class B *                                                   $6.04
      -------------------------------------------------------------------------
       Class L **                                                  $6.04
      -------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
      Class A (net asset value plus 5.26%
      of net asset value per share)                                $6.38
      -------------------------------------------------------------------------
      Class L (net asset value plus 1.01%
      of net asset value per share)                                $6.10
===============================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 9 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)
-------------------------------------------------------------------------------


FOR THE SIX MONTHS ENDED APRIL 30, 2001
INVESTMENT INCOME:
     Interest                                                    $    7,722
     Dividends                                                        1,671
     Less: Foreign withholding tax                                     (701)
-------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                          8,692
-------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                         23,050
     Distribution fees (Note 2)                                      19,982
     Blue Sky fees                                                   69,229
     Shareholder communications                                      12,873
     Audit fees                                                       6,498
     Custody fees                                                     6,084
     Legal fees                                                       5,974
     Directors' fees                                                  5,172
     Transfer agent fees                                              2,295
     Other                                                            5,822
-------------------------------------------------------------------------------
     TOTAL EXPENSES                                                 156,979
     Less: Expenses assumed by the Manager (Note 10)                (83,631)
     Less: Aggregate amount waived by the Manager (Note 2)          (23,050)
-------------------------------------------------------------------------------
     NET EXPENSES                                                    50,298
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (41,606)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security (excluding short-term securities) and
         foreign currency transactions                             (581,900)
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                     (1,191,733)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                          (1,773,633)
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                          $(1,815,239)
===============================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

10 Smith Barney Global Technology Fund | 2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------



                                                                                                          AUGUST 31, 2000
                                                                           SIX MONTHS ENDED               (COMMENCEMENT
                                                                            APRIL 30, 2001                OF OPERATIONS)
                                                                              (UNAUDITED)               TO OCTOBER 31, 2000
============================================================================================================================
OPERATIONS:
     Net investment loss                                                       $  (41,606)                   $   (6,413)
     Net realized loss                                                           (581,900)                      (67,872)
     Decrease in net unrealized depreciation                                   (1,191,733)                   (1,242,360)
----------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                                    (1,815,239)                   (1,316,645)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                        (24,385)                           --
----------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                           2,685,772                     8,937,999
     Net asset value of shares issued for reinvestment of dividends                22,634                            --
     Cost of shares reacquired                                                   (817,818)                   (2,528,208)
----------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                        1,890,588                     6,409,791
----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                             50,964                     5,093,146

NET ASSETS:
     Beginning of period                                                        5,093,146                            --
----------------------------------------------------------------------------------------------------------------------------
     END OF PERIODS*                                                           $5,144,110                    $5,093,146
============================================================================================================================
* Includes accumulated net investment loss and
undistributed net investment income:                                           $  (44,749)                   $   21,242
============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

 11 Smith Barney Global Technology Fund|2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES

The Smith Barney Global Technology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the OCompanyO), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Global Biotechnology Fund and Smith Barney Global Media & Telecommunications Fund. The Fund commenced operations on August 31, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, the Fund reclassified $6,660 from paid in capital, $21,168 from accumulated net realized loss and $27,828 to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

 12 Smith Barney Global Technology Fund|2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

2.  MANAGEMENT AGREEMENT AND
    OTHER TRANSACTIONS

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. (OSSBHO), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citibank N.A., (the "Subadviser"), an affiliate of SBFM. On April 1, 2001 Citibank, N.A. the Fund's subadviser, transferred its asset management business, including investment management of the Fund to its newly formed affiliate, Citigroup Asset Management Ltd. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The management fees paid amounted to $23,050, of which all was voluntarily waived for the six months ended April 30, 2001.

Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPCGlobal Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, the Fund paid transfer agent fees of $1,321 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge (OCDSCO) of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended April 30, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                              CLASS A      CLASS B      CLASS L
=================================================================
CDSCs                         $--           $  --       $1,000
-----------------------------------------------------------------
Sales Charges                 $9,000        $ --        $6,000
=================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the six months ended April 30, 2001, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
==================================================================
Distribution Plan Fees       $1,427        $7,610       $10,945
==================================================================

All officers and one Director of the Fund are employees of SSB.

3.  INVESTMENTS

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

=================================================================
Purchases                                           $ 2,828,466
-----------------------------------------------------------------
Sales                                               $ 1,014,124
=================================================================

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

========================================================================
Gross unrealized appreciation                       $   181,436
Gross unrealized depreciation                        (2,615,877)
------------------------------------------------------------------------
Net unrealized depreciation                         $(2,434,441)
========================================================================

4.  FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2001, the Fund had no open forward foreign currency contracts.


 13 Smith Barney Global Technology Fund|2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------
5.  OPTION CONTRACTS

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expired, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

At April 30, 2001, the Fund did not write any options.

6.  FUTURES CONTRACTS

Initial margin deposits made upon entering into futures are recognized as assets. Securities equal to the initial margin amount are segregated in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contracts are recognized as unrealized gains or losses by Omarking-to-marketO on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the differences between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Fund had no open futures contracts.

7.  REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

 14 Smith Barney Global Technology Fund|2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

8.  CONCENTRATION OF RISK

The Fund normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


9.  CAPITAL SHARES

At April 30, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                              CLASS A      CLASS B      CLASS L
=====================================================================
Total Paid-in Capital       $2,110,583   $2,620,020   $3,563,116
=====================================================================

10.  ASSUMPTION OF EXPENSES

The manager has voluntarily agreed to pay a portion of the expenses of the Fund for the six months ended April 30, 2001, which amounted to $83,631 to maintain a voluntary expense limitation of 1.50%, 2.25% and 2.25% for Class A, Class B and Class LShares, respectively, of each classes of shares average daily net assets. This voluntary expense limitation may be discontinued at any time.



Transactions in shares of each class were as follows:




                                                SIX MONTHS ENDED                               AUGUST 31, 2000
                                                 APRIL 30, 2001                         (COMMENCEMENT OF OPERATIONS)
                                                   (UNAUDITED)                               TO OCTOBER 31, 2000
                                        --------------------------------         --------------------------------------------
                                        SHARES                   AMOUNT                SHARES                   AMOUNT
=============================================================================================================================
CLASS A
Shares sold                               108,028               $  702,647               357,900             $  4,023,235
Shares issued on reinvestment                 996                    6,821                    --                       --
Shares reacquired                         (27,665)                (174,678)             (220,482)              (2,440,781)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase                               81,359                $ 534,790               137,418             $  1,582,454
=============================================================================================================================
CLASS B


Shares sold                               156,939          $1,082,013           174,643          $  1,902,738
Shares issued on reinvestment                 906               6,196                --                    --
Shares reacquired                         (49,153)           (339,877)           (3,220)              (31,051)
-----------------------------------------------------------------------------------------------------------------
Net Increase                              108,692          $  748,332           171,423          $  1,871,687
-----------------------------------------------------------------------------------------------------------------
CLASS L
Shares sold                               125,820          $  901,112           278,101          $  3,012,026
Shares issued on reinvestment               1,406               9,616                --                    --
Shares reacquired                         (46,565)           (303,262)           (6,327)              (56,376)
-----------------------------------------------------------------------------------------------------------------
Net Increase                               80,661          $  607,466           271,774          $  2,955,650
=================================================================================================================



 15 Smith Barney Global Technology Fund|2001 Semi-annual Report to Shareholders

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:


                                                                                                             AUGUST 31, 2000
                                                                            SIX MONTHS ENDED                (COMMENCEMENT OF
                                                                             APRIL 30, 2001                  OPERATIONS) TO
CLASS A SHARES                                                                 (UNAUDITED)                  OCTOBER 31, 2000*
==============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 8.78                          $11.40
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                                                      0.01                           (0.11)
   Net realized and unrealized loss                                                 (2.69)                          (2.51)
------------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                                          (2.68)                          (2.62)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                            (0.04)                            --
   Net realized gain                                                                  --                              --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 (0.04)                            --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $ 6.06                         $  8.78
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                       (30.55)%++                      (22.98)%++
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                                  $1,325                          $1,206
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                          1.50%+                          1.56%+
   Net investment income (loss)                                                     (1.14)%+                         0.39%+
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                              20%                               5%
==============================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND
THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                                                $(0.10)                         $(0.11)
      RATIOS:
      Expenses to average net assets                                                 5.90%+                         10.36%+
      Net investment loss to average net assets                                     (5.54)%+                        (8.41)%+
=============================================================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE SHARES DURING THE PERIOD.
+   ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.




                       SEE NOTES TO FINANCIAL STATEMENTS.

 16 Smith Barney Global Technology Fund|2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:


                                                                                             AUGUST 31, 2000
                                                              SIX MONTHS ENDED              (COMMENCEMENT OF
                                                               APRIL 30, 2001                OPERATIONS) TO
CLASS B SHARES                                                   (UNAUDITED)                OCTOBER 31, 2000*
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 8.77                          $11.40
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                           (0.02)                          (0.16)
   Net realized and unrealized loss                              (2.68)                          (2.47)
--------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                       (2.70)                          (2.63)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                         (0.03)                             --
   Net realized gain                                                --                              --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.03)                             --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $ 6.04                         $  8.77
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (30.80)%++                      (23.07)%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                               $1,691                          $1,503
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                       2.25%+                          2.29%+
   Net investment loss                                           (1.89)%+                        (1.15)%+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                             20%                              5%
====================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS
PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                             $ (0.13)                        $(0.16)
      RATIOS:
      Expenses to average net assets                               6.65%+                        11.08%+
      Net investment loss to average net assets                   (6.29)%+                       (9.95)%+
====================================================================================================================


* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

+    ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.




                       See Notes to Financial Statements.


 17 Smith Barney Global Technology Fund|2001 Semi-annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                                                              AUGUST 31, 2000
                                                             SIX MONTHS ENDED                (COMMENCEMENT OF
                                                              APRIL 30, 2001                  OPERATIONS) TO
CLASS L SHARES                                                  (UNAUDITED)                  OCTOBER 31, 2000*
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 8.77                          $11.40
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                           (0.03)                          (0.16)
   Net realized and unrealized loss                              (2.67)                          (2.47)
--------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                       (2.70)                          (2.63)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                         (0.03)                            --
   Net realized gain                                               --                              --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.03)                            --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $ 6.04                         $  8.77
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (30.80)%++                      (23.07)%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                               $2,128                          $2,383
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                       2.25%+                          2.28%+
   Net investment loss                                           (1.89)%+                        (1.23)%+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                             20%                              5%
====================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER
      SHARE AND THE RATIOS  WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                             $(0.16)                         $(0.16)
      RATIOS:
      Expenses to average net assets                              6.65%+                         11.08%+
      Net investment loss to average net assets                  (6.29)%+                       (10.03)%+
====================================================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

+    ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.




                       SEE NOTES TO FINANCIAL STATEMENTS.

 18 Smith Barney Global Technology Fund|2001 Semi-annual Report to Shareholders

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

SMITH BARNEY
GLOBAL TECHNOLOGY FUND
===============================================================================



    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus


    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    Smith Barney Fund Management LLC

    INVESTMENT SUBADVISER
    Citigroup Asset Management Ltd.

    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors Inc.

    CUSTODIAN
    State Street Bank & Trust Co.

    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

     SMITH BARNEY GLOBAL TECHNOLOGY FUND
-------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Global Technology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY GLOBAL TECHNOLOGY FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds


[LOGO SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

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